UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14c-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Merchants Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

_____________________

Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc. (“Merchants”), a Delaware corporation, will be held at the ECHO Lake Aquarium and Science Center, One College Street, Burlington, Vermont, on Tuesday, May 3, 2011, at 10 a.m. for the following purposes:

1.

To elect four directors, each of whom will serve for a three-year term;

2.

To ratify and approve the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan;

3.

To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;

4.

To consider a non-binding resolution to select the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers;

5.

To ratify KPMG LLP as Merchants’ independent registered public accounting firm for 2011;

6.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

The close of business on March 4, 2011 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Under Delaware law, the holders of a majority in interest of all of our common stock issued and outstanding and entitled to vote must be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors,

Raymond C. Pecor, Jr. Chairman of the Board of Directors	Michael R. Tuttle President and Chief Executive Officer

South Burlington, Vermont

April 1, 2011

MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

PROXY STATEMENT

_____________________

for the Annual Meeting of Shareholders

to be held on May 3, 2011

This Proxy Statement is furnished by the Board of Directors of MERCHANTS BANCSHARES, INC. in connection with the solicitation of proxies to be used at the annual meeting of shareholders to be held on May 3, 2011, and at any adjournments of the meeting. Our Board of Directors has fixed March 4, 2011 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 4, 2011 will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of our common stock on or about April 1, 2011.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 3, 2011

This proxy statement and our annual report to security holders are available at mbvt.com from the

“Investor Relations” link under “Proxy Materials/Annual Reports.”

Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder’s instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election of directors; FOR the approval of the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan; FOR the approval of the compensation of Merchants’ named executive officers; for a frequency of ONE YEAR for future shareholder votes to approve the compensation of Merchants’ named executive officers; FOR the ratification of KPMG LLP as our registered public accounting firm for 2011, and upon that other business as may properly come before the meeting in the appointed proxies’ discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Revocability of Proxies

A proxy may be revoked at any time prior to its exercise—

(i)

by submitting a written notice revoking that proxy, addressed to Lisa Razo, our Corporate Secretary, at our principal administrative office at 275 Kennedy Drive, South Burlington, Vermont 05403, or

(ii)

at the annual meeting prior to the taking of a vote.

Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to our shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

Solicitation of Proxies

Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or facsimile transmission by our directors, officers and other employees. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common stock held of record by those brokers, custodians, nominees or other fiduciaries.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403, telephone: (802) 658-3400. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the above address and phone number.

Voting Securities

As of March 4, 2011, the record date for the annual meeting, there were 6,195,463 shares of common stock issued and outstanding, all of which are entitled to vote at the annual meeting. Fractional shares will not be entitled to vote. At present, our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

Each common shareholder is entitled to one vote on all matters properly brought before the annual meeting for each share held by that shareholder on March 4, 2011. The representation in person or by proxy of at least a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Abstentions and “broker non-votes,” as described below, will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

The affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the annual meeting is necessary for the election of directors. The affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and voting on those matters is required for approval of the other proposals described in this proxy statement. With regard to these proposals, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome. Furthermore, shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares as to a particular matter will also be excluded from the vote and will have no effect on its outcome. We refer to these shares as “broker non-votes.”

The non-binding resolution to select the frequency of future shareholder advisory votes to approve the compensation of our named executive officers will involve your consideration of four choices, three of which are proposals on the frequency of the vote, and the fourth choice is to abstain from voting on the matter. If you do not vote for one of the three substantive choices, or if you vote to abstain from voting, your vote will not count “for” or “against” any of the three substantive choices regarding the frequency of the vote. Broker non-votes will have no effect on the vote.

Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available without charge, upon request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403, telephone:
(802) 658-3400.

ELECTION OF DIRECTORS

(Proposal Number 1)

Pursuant to our bylaws, our Board of Directors currently consists of twelve directors and is divided into three classes. The terms of current Class III directors Michael G. Furlong, Robert A. Skiff, Lorilee A. Lawton and John A. Kane expire at the annual meeting, while the terms of the remaining two classes of directors expire as specified below. Messrs. Furlong, Skiff, Kane and Ms. Lawton have been nominated and recommended for election to serve as directors for a three-year term until the annual meeting of shareholders to be held in 2014.

Based on its review of the relationships between its existing directors (including the director nominees) and our company and our subsidiaries, our Board of Directors has affirmatively determined that if these nominees are elected, a majority of our directors will be independent under the rules of The Nasdaq Stock Market and the Principles of Governance adopted by our Board of Directors.

Nominees for Directors of Merchants

The following table sets forth the names of the four nominees for election to our Board of Directors, their principal occupations, ages, independence status, as determined in accordance with rules of The Nasdaq Stock Market and periods of service on our Board of Directors. Except as noted below, all of the nominees have been employed in their principal occupations for the last five years. Information regarding their ownership of shares of Merchants’ common stock as of March 4, 2011 may be found at “Security Ownership of Certain Beneficial Owners and Management.”

Class	Name	Age	Principal Occupation	Independence Status	Director Since

III	Michael G. Furlong	60	Attorney Sheehey Furlong & Behm P.C.	Y	1991

III	Robert A. Skiff	68	Retired Champlain College	Y	1984

III	Lorilee A. Lawton	63	Owner & President Firetech Sprinkler Corp	Y	2003

III	John A. Kane	58	Business Consultant	Y	2005

The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of Merchants.

Michael G. Furlong has served as a member of our Board since 1991. Mr. Furlong has served as Chairman of Merchants Bank’s Board of Directors since 2001. He is a member of the Burlington, Vermont, law firm of Sheehey Furlong & Behm P.C., and is a former President of the Chittenden County Bar Association. He is an emeritus director of Wake Robin Corporation and has served on the Boards of several Vermont nonprofit organizations. Mr. Furlong is a graduate of Middlebury College and Cornell Law School. Mr. Furlong brings experience in business management, customer service, crisis response, leadership, credit and risk management to the Board.

Robert A. Skiff has served as a member of our Board since 1984. Dr. Skiff is retired from his role as Headmaster of the Vermont Commons School in Burlington, Vermont; and is currently a trustee of the Shelburne Museum. Prior to becoming Headmaster in July 1997, Dr. Skiff served as President of Champlain College for 15 years. Dr. Skiff brings experience in business management, customer service, leadership and risk management; as well as industry knowledge to the Board.

Lorilee A. Lawton has been member of our Board since 2003 and has served as a director of Merchants Bank since 1995. Ms. Lawton is the owner and President of Firetech Sprinkler Corporation, a contractor specializing in the design, fabrication and installation of fire sprinkler systems, located in Colchester, Vermont. Ms. Lawton brings experience in business management, finance and accounting, customer service, crisis response, leadership, strategic planning and risk management to the Board.

John A. Kane has served as a member of our Board since his appointment in January 2005. He most recently served as Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer of IDX Systems Corporation, where he was responsible for financial strategy, mergers and acquisitions activity, public reporting company obligations, Wall Street relations, information systems and real estate facilities related operations. IDX was acquired by General Electric early in 2006 and Mr. Kane transitioned out of GE in December 2006. Mr. Kane currently functions as a business consultant working with various private equity companies and their portfolios. He also serves as a director of two privately held health care companies. Mr. Kane brings experience in accounting and finance, business management, customer service, crisis response, leadership, strategic planning, as well as industry knowledge and knowledge of the fundamentals of credit and risk management to the Board. Mr. Kane is also a director and audit committee chairman of athenahealth, Inc., a public company.

If any nominee(s) is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by our Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he or she is substituted. Neither our bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by our Board of Directors.

Vote Required

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the election of each of Michael G. Furlong, Robert A. Skiff, Lorilee A. Lawton and John A. Kane.

Continuing Directors

The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting. Except where otherwise noted below the table, all of the directors listed have been officers of the organizations named below as their principal occupations for the last five years.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office Will Expire

I	Peter A. Bouyea	63	Retired	Y	1994	2012

I	Michael R. Tuttle	56	President and CEO, Merchants and Merchants Bank	N	2007	2012

I	Scott F. Boardman	51	President Hickok & Boardman, Inc.	Y	2008	2012

II	Raymond C. Pecor, Jr.	71	Retired	Y	1983	2013

II	Patrick S. Robins	72	Chairman, Symquest Group, Inc.	Y	1984	2013

II	Jeffrey L. Davis	58	President, J. L. Davis, Inc.	Y	1993	2013

II	Bruce M. Lisman	64	Private Investor	Y	2004	2013

II	Karen J. Danaher	55	Partner, Danaher Attig & Plante PLC	Y	2010	2013

The biographical descriptions below for each director who is not standing for election includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director. The Board of Directors did not currently evaluate whether these directors should serve as directors, as the terms for which they have been previously elected continue beyond the annual meeting.

Peter A. Bouyea has served as a member of our Board since 1994. Mr. Bouyea is retired from his previous role as President of Bouyea-Fassetts, Inc., a wholly owned indirect subsidiary of Phillip Morris, Inc. Mr. Bouyea brings experience in business management, industry knowledge, customer service, leadership and risk management to the Board.

Michael R. Tuttle is President, Chief Executive Officer and Director of Merchants Bancshares, Inc. and Merchants Bank. Mr. Tuttle served as Merchants Bank’s Executive Vice President and Chief Operating Officer from 1997 until his appointment as President, CEO and Director of Merchants Bank, effective January 1, 2006. Mr. Tuttle was appointed President and CEO of Merchants Bancshares, Inc., effective January 1, 2007. Mr. Tuttle is the only Director on the Board who is also an officer of Merchants. In addition, Mr. Tuttle serves on the boards of the United Way of Chittenden County and the Flynn Center for the Performing Arts, where he is the Treasurer. Mr. Tuttle is a former director of Fairpoint Communication, Inc., a publicly traded company. Mr. Tuttle brings experience in business management, finance and accounting, industry knowledge, customer service, crisis response, leadership, strategic planning, as well as in-depth knowledge of credit and risk management to the Board.

Scott F. Boardman was elected to our Board of Directors in 2008. He has been a member of the Board of Directors of Merchants Bank since 2004. Mr. Boardman is the President of Hickok & Boardman, Inc., a retail insurance agency in Burlington, Vermont. Mr. Boardman is a former board member and past president of the Vermont Insurance Agents Association and is past president of the Vermont chapter of the Casualty & Property Insurance

Underwriters Society. Additionally, Mr. Boardman serves on the board of the Mater Christi School in Burlington, Vermont and is a former trustee of Trinity College in Burlington, Vermont. Mr. Boardman brings experience in business management, credit, risk management, customer service, leadership, as well as industry knowledge to the Board.

Raymond C. Pecor, Jr. has served as a member of our Board of Directors since 1983 and has served as Chairman of our Board of Directors since 1996. He is the Chairman of Lake Champlain Transportation Company, and has entrepreneurial interests in other companies and developments, including the Vermont Lake Monsters and Lehigh Valley IronPigs professional baseball teams. He is also an emeritus trustee of the University of Vermont in Burlington, Vermont. Mr. Pecor brings business and management experience, industry knowledge, customer-based experience, crisis and risk management experience, knowledge of credit and leadership experience to the Board.

Patrick S. Robins has served as a member of our Board since 1984. He is Chairman of Symquest Group, Inc., a company specializing in technology services for networking solutions and document output. Mr. Robins brings a finance background, business and management experience, industry knowledge, customer-based experience, leadership experience and knowledge of credit to the Board.

Jeffrey L. Davis has served as a member of our Board since 1993. He is president of J. L. Davis, Inc., a construction and development firm, and President of Taft Corners Associates, a development firm. He is also a trustee of the University of Vermont in Burlington, Vermont and a former president of the Vermont Special Olympics. Mr. Davis brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, crisis and risk management experience, leadership experience and strategic planning experience to the Board.

Bruce M. Lisman has served as a member of our Board since 2004. He is a private investor, having retired as Chairman of JP Morgan Global Equity Division in February 2009. Mr. Lisman previously served as a Senior Managing Director of Bear Stearns Companies from 1984 to June 2008. He is also an emeritus trustee of the University of Vermont, where he previously served as Chair. In addition, he serves on the boards of the Shelburne Museum, Vermont Symphony Orchestra and National Life Group. Mr. Lisman also served on the board of Central Vermont Public Service Corp, a public company, from 2002 until his resignation from that board on August 27, 2009. Mr. Lisman brings accounting and finance experience, business management experience, industry knowledge, customer based experience, strategic planning experience, crisis and risk management experience and leadership experience to the Board.

Karen J. Danaher was elected to our Board of Directors in 2010. She has been a member of the Board of Directors of Merchants Bank since 2008. She is a partner in Danaher Attig & Plante PLC, a public accounting firm located in South Burlington, VT. Ms. Danaher brings accounting and finance experience, business management experience, industry knowledge, customer based experience, crisis and risk management experience and leadership experience to the Board.

Directors of Merchants Bank

All of the above-named directors are also directors of Merchants Bank. Shareholders will not vote on directors of the bank at the annual meeting. These directors are elected annually by our Board of Directors at the conclusion of their one-year terms.

Board Leadership Structure

Mr. Pecor has served as a member of our Board of Directors since 1983 and as Chairman of the Board since 1996. Mr. Tuttle has served as a member of our Board of Directors and as President and Chief Executive Officer of Merchants since January 1, 2007. As reflected in the Principles of Governance adopted by our Board of Directors, our Board encourages the separation of the oversight and supervisory function from the executive function. Thus, our Board believes that the Chairman should be an independent director and that the roles of Chairman and Chief Executive Officer should be separated.

The independent Chairman’s role is to lead the Board, including working with the Chief Executive Officer, to determine Board agenda items and foster contributions of other directors during the Board’s deliberations. Our Board of Directors encourages strong communication among all of our independent directors and the independent Chairman. Our Board of Directors also believes that it is able to effectively provide independent oversight of Merchants’ business and affairs, including risks facing Merchants, through the composition of our Board of Directors, the independent Chairman, the strong leadership of the independent directors and the independent committees of our Board of Directors, and the other corporate governance structures and processes also in place. Eleven of the twelve members of our Board of Directors are non-management directors, and all of these non-management directors are independent under the independence rules of The Nasdaq Stock Market. All of our directors are free to suggest the inclusion of items on the agenda for meetings of our Board of Directors or raise subjects that are not on the agenda for that meeting. In addition, our Board of Directors and each committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board of Directors also holds regularly scheduled executive sessions of non-management directors in order to promote discussion among the non-management directors and assure independent oversight of management. Moreover, our Audit Committee, our Nominating and Governance Committee, and our Compensation Committee, each of which are comprised entirely of independent directors, also perform oversight functions independent of management.

Risk Oversight

The Board of Directors plays an important role in the risk oversight of Merchants, but the Board recognizes that it is not possible to identify all risks that may affect us and our subsidiaries or to develop processes and controls to eliminate or mitigate fully their occurrence or effects. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. The Board of Directors and its committees also are each directly responsible for considering risks and the oversight of risks relating to decisions that each is responsible for making.

In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board of Directors and its committees on topics relating to the risks that Merchants faces, including, among others, market risk, interest rate risk, credit risk, regulatory risk and various other matters relating to Merchants’ business, (2) the required approval by the Board of Directors (or a committee thereof) of significant transactions and other decisions, including, among others, extensions of credit above a certain size, material contracts with vendors, investment decisions above a certain size and new hires and promotions to Merchants’ executive officer positions, (3) the direct oversight of specific areas of Merchants’ business by the Audit Committee, the Nominating and Governance Committee, the Compensation Committee, and the Shareholder Value Committee, and (4) regular periodic reports from Merchants’ internal and external auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to Merchants’ internal controls and financial reporting. The Board of Directors also relies on management to bring significant matters impacting Merchants and its subsidiaries to the Board’s attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is specifically responsible for reviewing and discussing with management and the Company’s external and internal auditors matters and activities relating to financial reporting and internal controls of the Company and its subsidiaries, audit and loan review, regulatory compliance and risk management plans.

Other Information about the Board and its Committees

Attendance of Directors

During 2010, eight meetings of our Board of Directors were held. All directors attended seventy-five percent or more of the meetings. During 2010, our Audit Committee met five times; our Nominating and Governance Committee met five times; and our Shareholder Value Committee met once. All directors attended seventy-five percent or more of the meetings of the committees of our Board of Directors on which they serve. Additional information about these committees is set forth below.

The 2010 annual meeting was held on May 4, 2010. Directors present were Raymond C. Pecor Jr., Chair, Scott F. Boardman, Peter A. Bouyea, Karen J. Danaher, Jeffrey L. Davis, Michael G. Furlong, John A. Kane, Lorilee A. Lawton, Bruce M. Lisman, Patrick S. Robins, Robert A. Skiff and Michael R. Tuttle. Our directors are encouraged, but not required to, attend annual meetings.

Committees of the Boards of Directors

Our Board of Directors has designated the following committees: an Audit Committee, a Nominating and Governance Committee, a Shareholder Value Committee, and, as of January 2011, a Compensation Committee. As described further below, in January 2011 the Nominating and Governance Committee was split into two committees – the Nominating and Governance Committee and the Compensation Committee. The composition and objectives of each committee are described below. Our Board of Directors continues to review its committees and the independence and qualifications of its current committee members in light of rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market.

Our Board of Directors has determined that a majority of the members of our Board of Directors are independent directors under the rules of The Nasdaq Stock Market and the Principles of Governance adopted by our Board of Directors. See “Ethics and Corporate Governance” below.

Audit Committee

The Audit Committee held five meetings in 2010. As described in the Audit Committee’s charter, a copy of which is available on our website at mbvt.com, the primary function of the Audit Committee is to promote quality and reliable financial reporting and adequate and effective internal controls for our company and its subsidiaries. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist our Board of Directors in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, the external auditor’s performance, qualifications and independence; and the performance of our internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors and our management.

The Audit Committee currently consists of five members: John A. Kane, Chair, Peter A. Bouyea, Karen J. Danaher, Jeffrey L. Davis, and Lorilee A. Lawton. Each member of the Audit Committee is an “independent” director under Nasdaq Stock Market rules. No member of the Audit Committee is an employee of our company or any of its subsidiaries. We have not relied on exemptions for Audit Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement and quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures. Our Board of Directors has determined that Mr. Kane qualifies as an audit committee “financial expert” as defined in the SEC rules.

The Audit Committee meets with our external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors. The Audit Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors, giving effect to the “de minimis” exception for non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act.

Nominating and Governance Committee and Compensation Committee

Prior to January of 2011, we had a Nominating and Governance Committee that focused on compensation and employment practices for executive employees and the Board of Directors, as well as corporate governance guidelines and polices, and a Bank-level Compensation Committee that monitored compensation and employment practices for non-executive employees only. In keeping with recommendations from our compensation consultants and SEC counsel, as well as current best practices, we have recently formed two separate holding company-level committees: a Compensation Committee and a Nominating and Governance Committee. The charters for both committees are available on our website at mbvt.com. The Compensation Committee oversees the administration and performance of executive and non-executive compensation and director compensation plans. The Nominating and Governance Committee oversees corporate governance and policies; director standards, recruitment, nominations and board committee membership; board self-assessment, director independence standards, and consideration of shareholder proposals.

The Nominating and Governance Committee met five times in 2010. The Nominating and Governance Committee is responsible for nominating directors for membership on committees and ensuring effective recruiting of directors as well as establishing and monitoring corporate governance guidelines. Prior to December of 2010, the Nominating and Governance Committee was also responsible for reviewing and making recommendations regarding the compensation of our directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to, executive compensation. The Nominating and Governance Committee reviewed the Compensation Discussion and Analysis (“CD&A”) which is contained in this proxy, discussed it with management and recommended to the Board of Directors that the CD&A be included in the Company’s SEC filings. A copy of our corporate governance guidelines is available on our website at mbvt.com. The Nominating and Governance Committee reports to our Board of Directors.

The Nominating and Governance Committee will consider director candidates recommended by our shareholders. Any submissions for director candidates may be submitted to the Chairperson of the Nominating and Governance Committee and sent to our Corporate Secretary, Lisa Razo, at 275 Kennedy Drive, South Burlington, VT 05403. These submissions will be considered on the basis of the same considerations applied to internally-nominated candidates.

The Nominating and Governance Committee’s goal is to nominate directors that bring a diverse variety of perspectives and skills derived from business and professional experience to our company. Although neither the Nominating and Governance Committee nor the Board has a specific policy with regard to the consideration of diversity in identifying director nominees, both consider diversity when identifying and evaluating proposed director candidates. In that regard, the Nominating and Governance Committee seeks directors who will add something unique and valuable to the Board of Directors as a whole. Each director should also have the other necessary qualifications, professional background and core competencies to discharge his or her duties. Additionally, each director should be able to contribute sufficient time to his or her duties, and each should possess certain core competencies, including a combination of several of the following:

•

Accounting or finance background;

•

Business or management experience;

•

Industry knowledge;

•

Customer based experience or perspective;

•

Crisis response experience;

•

Leadership;

•

Strategic planning experience;

•

Knowledge of the fundamentals of credit; and

•

Risk management experience.

The Nominating and Governance Committee keeps an active list of potential director candidates, which is reviewed and updated periodically. Our Board of Directors seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties prior to the departure of retiring directors.

The Nominating and Governance Committee has the authority to hire, dismiss or otherwise seek the services of consulting and advisory firms as it deems appropriate. These advisors serve as independent council and report directly to the committee. As a matter of general policy the committee does not prohibit its advisors from providing services to management, but any such engagements must be requested or approved by the committee.

In 2009, the Nominating and Governance Committee selected and retained an independent outside consulting firm, Pearl Meyer & Partners (“PM&P”), which specializes in executive and board compensation. The consultant reported directly to the Nominating and Governance Committee until January 2011, when the new Compensation Committee was formed. PM&P now reports directly to the Compensation Committee and carries out its responsibilities to the Compensation Committee in coordination with both the President and CEO and the Human Resources Manager as requested by the Compensation Committee. The Nominating and Governance Committee reviewed all services provided by the compensation consultant in 2010, and determined that the consultant did not provide services to management in 2010 and is independent with respect to SEC standards as well as Company policy.

The Nominating and Governance Committee currently consists of five directors: Lorilee A. Lawton, Chair, Peter A. Bouyea, Michael G. Furlong, Bruce M. Lisman and Robert A. Skiff, each of whom is independent under the rules of the Nasdaq Stock Market. No member of the committee is an employee of our company or any of its subsidiaries. The same five directors serve on the Compensation Committee.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to our Board of Directors on proposals that affect the value of shareholders’ investment in common stock. During 2010, the Shareholder Value Committee consisted of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Michael G. Furlong and Michael R. Tuttle. The Shareholder Value Committee met once during 2010.

Executive Sessions

All directors who are not employees of our company or its subsidiaries meet in executive session at least quarterly. All directors, except Mr. Tuttle, meet in executive session without our management at least twice a year. Our independent directors met six times during 2010 in executive sessions without members of management present.

In 2010, the Audit Committee and the Nominating and Governance Committee each conducted five executive sessions without members of management present. Under their charters, these committees are authorized to retain and consult with external advisors, consultants and counsel.

Compensation of Directors

Only non-employee members of our Board of Directors received fees with respect to their services on our Board of Directors in 2010. The following table reflects the fee schedule for our Board of Directors for 2010:

	Chairperson Retainer	Member Retainer	Fee per Meeting (in person)	Fee per Meeting (via telephone)

Board of Directors	$9,000	$4,000	$500	$250
Audit Committee	$3,000	—	$500	$250
Nominating and Governance Committee	$2,000	—	$250	$250
Shareholder Value Committee	$1,000	—	$250	$250
Committee meeting on the same day as a Board meeting	—	—	$125	$125

In addition, members of the Bank’s Board of Directors received an $8,000 annual retainer and the chairperson of the Bank’s Board of Directors received an additional $5,000 annual retainer for the leadership role on the bank’s Board. Members of the Bank’s Board of Directors also received $800 per Board meeting attended in person ($250 if attended by telephone). Members of Bank level committees were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of our Bank’s Board of Directors, in which case the fee for committee meeting attendance was $125. All retainers and chairperson fees are paid in quarterly installments.

In 2008, our Board of Directors and shareholders voted to adopt the 2008 Compensation Plan for Non-Employee Directors and Trustees. This plan permitted non-employee directors to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of our common stock. If a participating director elected to have all or a specified percentage of his or her compensation for a given year deferred, that director was credited with a number of shares of our common stock equal in value to up to 125% of the amount deferred. The additional value represented a “risk premium,” taking into account that director’s commitment to the value of our common stock over the deferral period, as well as the risk of forfeiture under certain circumstances. The risk premium level was set at 20% for 2009 and 2010.

The following table sets forth information about fees earned by our non-employee directors for their service during 2010. The table includes compensation paid to directors who serve on our Board of Directors, as well as compensation paid for service on the boards of our subsidiary, Merchants Bank and our former subsidiary, Merchants Trust Company which was merged into Merchants Bank in 2009.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael R. Tuttle	$ —	$ —	—	—	—	—	$ —
Scott F. Boardman	$31,525	$6,367	—	—	—	—	$37,892
Peter A. Bouyea	$29,850	$5,991	—	—	—	—	$35,841
Karen J. Danaher	$22,750	$ —	—	—	—	—	$22,750
Jeffrey L. Davis	$33,600	$6,743	—	—	—	—	$40,343
Michael G. Furlong	$35,600	$ —	—	—	—	—	$35,600
John A. Kane	$31,625	$ 991	—	—	—	—	$32,616
Lorilee A. Lawton	$31,600	$6,416	—	—	—	—	$38,016
Bruce M. Lisman	$25,200	$5,060	—	—	—	—	$30,260
Raymond C. Pecor, Jr.	$30,700	$ —	—	—	—	—	$30,700
Raymond C. Pecor III (3)	$17,425	$3,538	—	—	—	—	$20,963
Patrick S. Robins	$27,925	$ —	—	—	—	—	$27,925
Robert A. Skiff	$28,100	$ —	—	—	—	—	$28,100

_______________________

(1)

Includes all fees earned, whether paid in cash, or deferred under the 2008 Compensation Plan for Non-Employee Directors and Trustees.

(2)

This column reflects only the 20% risk premium for non-employee directors who elected to receive shares of common stock in lieu of cash.

(3)

Mr. Raymond C. Pecor III is a member of the board of directors of Merchants Bank.

2011 Compensation

In 2010, the Nominating and Governance Committee engaged PM&P to conduct a Board of Directors competitive assessment. Based upon the results of the assessment, the Board of Directors of the Company and Merchants Bank approved the following fee structure for 2011:

	Chairperson Retainer	Member Retainer	Fee per Meeting (in person)	Fee per Meeting (via telephone)

Company Board of Directors	$9,500	$4,500	$500	$250
Audit Committee	$4,000	—	$600	$250
Compensation Committee	$3,000	—	$500	$250
Nominating and Governance Committee	$2,000	—	$500	$250
Other Committees	$1,000	—	$250	$250
Committee meeting on the same day as a Board meeting	—	—	$125	$125

Although our Audit Committee, Nominating and Governance Committee, and Compensation Committee also act as Bank committees, the chairperson and members of those committees will only be paid at the holding company level.

In addition, members of the Board of Directors of Merchants Bank will receive a $9,000 annual retainer and the chairperson of the Bank’s Board of Directors will receive an additional $5,000 annual retainer for the leadership role on the Bank’s Board. Members of the Bank’s Board of Directors will also receive $800 per Board meeting if they attend in person ($250 if they attend by phone). Members of Bank level committees will be paid $250 for each committee meeting attended, unless the committee meeting is held on the same day as a regular meeting of our Bank’s Board of Directors, in which case the fee for committee meeting attendance will be $125. All retainers and chairperson fees will be paid in quarterly installments for both the Company and Bank boards.

Risk Premium. Beginning in 2011, the risk premium will be discontinued and Board members will not receive additional fees for deferring their compensation into company stock.

Shareownership Guidelines. Beginning in 2011, our directors will be required to own and hold 4,000 shares of our stock within five years of being nominated to the Board. The 4,000 share ownership level is equal to approximately three times the average annual compensation for our directors. The Compensation Committee reserves the discretion to change this requirement in appropriate circumstances.

Ethics and Corporate Governance

Corporate Governance Guidelines

Our Board of Directors has adopted Principles of Governance. These principles serve as guidelines for the conduct of our Board of Directors. They reflect our Board’s commitment to ensuring adherence to good corporate governance principles. The corporate governance guidelines address a number of topics, including, among other things, director qualifications and responsibilities, the functioning of the Board of Directors, the responsibilities and composition of the Board committees, director compensation and annual Board review and self-evaluations. These guidelines are available on our website at mbvt.com. You may obtain a printed copy of these guidelines free of charge by submitting a request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403, telephone: (802) 658-3400.

Codes of Ethics

We have adopted comprehensive Codes of Ethics for senior officers and senior financial officers, in addition to the Code of Ethics we have adopted for all employees and directors. We have a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by telephone at 1-866-850-1442 or via the Internet at ethicspoint.com. These codes are available on our website at mbvt.com.

Communications with Directors

Our Board of Directors provides a means for our shareholders to send communications to our Board of Directors, which can be found on our website at mbvt.com.

Executive Officers

The names and ages of our executive officers and each executive officer’s position are listed below.

Name	Age	Positions

Michael R. Tuttle	56	President and CEO, Merchants and Merchants Bank
Janet P. Spitler	51	Senior Vice President, Treasurer and CFO, Merchants and Merchants Bank
Thomas S. Leavitt	52	Executive Vice President, Senior Community Banking Officer, Merchants Bank
Thomas R. Havers	61	Senior Vice President, Senior Operations and Information Systems Officer, Merchants Bank
Geoffrey R. Hesslink	46	Executive Vice President, Senior Lender, Merchants Bank

Mr. Tuttle, our President and CEO, and President and CEO of Merchants Bank, served as Merchants Bank’s Executive Vice President and Chief Operating Officer from 1997 until his appointment as President and Chief Executive Officer of Merchants Bank, effective January 1, 2006. Mr. Tuttle was appointed as our President and Chief Executive Officer effective January 1, 2007.

Ms. Spitler has served as our Treasurer and as Treasurer of Merchants Bank since 1995, and has served as our CFO and as CFO of Merchants Bank since 1997. Ms. Spitler was also appointed as Senior Vice President of Merchants Bank in 2006, and as our Senior Vice President in January of 2009.

Mr. Leavitt has served as Executive Vice President, Senior Community Banking Officer of Merchants Bank since November 2006. Prior to that time, Mr. Leavitt served as Senior Vice President of Merchants Bank’s Retail Banking division, a position he held since 1996.

Mr. Havers has served as Senior Vice President of Merchants Bank since 1983. He has served as Senior Operations and Information Systems Officer since 1990.

Mr. Hesslink has served as Executive Vice President and Senior Lending Officer of Merchants Bank since May 2010. Prior to that time he served as Senior Vice President and Senior Lending Officer since January 2006. Prior to that time, Mr. Hesslink served as Vice President and Corporate Banking Officer of Merchants Bank, a position he held since 1996.

Compensation Discussion and Analysis

Until January 2011, the Nominating and Governance Committee of our Board of Directors, which is comprised entirely of independent directors, oversaw our executive compensation program and determined all compensation for our Executive Officers. Since January 2011, the newly-formed Compensation Committee of our Board of Directors, which is comprised entirely of independent directors, oversees our executive compensation program and determines all compensation for our Executive Officers. For the purpose of this section, the term “Committee” refers to the Nominating and Governance Committee prior to January 2011 or the Compensation Committee. The term “Named Executive Officers” (“NEOs”) refers to those individuals who served as our CEO, our CFO and our next three highest paid executive officers in 2010.

This Compensation Discussion and Analysis describes our executive compensation program for 2010, and certain elements for the 2011 program. In particular, this section explains how the Committee made decisions related to compensation for our executives, including our NEOs, during 2010.

Executive Summary

Performance Summary

The Committee’s decisions regarding executive compensation during 2010 emphasized high performance as measured by factors including Return on Average Assets (“ROAA”) and Return on Average Equity (“ROAE”), continued strengthening of Merchants’ capital base and improved asset quality. We reported record profits for 2010, and our ROAE was at the top of our peer group. Additionally, we improved asset quality during 2010, and recognized net recoveries on previously charged off loans. Lastly, our capital position, as measured by our Tier 1 ratio, improved over year end 2009.

Management places a high value on building shareholder value. The book value of your stock has increased, on average, over 8% per year for the last five years. Dividends paid per share during each of the past five years totaled $1.12 per share and we have maintained a quarterly cash dividend since 1997. Additionally, as shown in the chart on page 22 of our Annual Report on Form 10-K, a $100 investment in our stock on December 31, 2005 would have been worth $146.72 on December 31, 2010. That same $100 invested in the Russell 2000 would have been worth $124.46 on December 31, 2010 and, if invested in the NASDAQ Bank index, would have been worth $68.34 at December 31, 2010.

2010 Compensation Actions

The following highlights the Committee’s key compensation decisions made in 2010, as reported in the Summary Compensation table on page 28. These decisions were made with advice from the Committee’s independent compensation consultant, PM&P, and are discussed in greater detail elsewhere in the Compensation Discussion and Analysis.

—

In November 2009, the Committee hired PM&P to conduct a comprehensive review of our total executive compensation program. Based upon the results of the study, the Committee awarded 2010 base salary increases (effective in January) to our NEOs ranging from 0% to 14% in order to align salaries with market and recognize each executive’s experience, performance, and contribution. With these increases, the 2010 base salaries for our other NEOs ranged from below the 25th percentile to the 55th percentile of comparable positions in the market.

—

In January 2011, the Committee awarded 2011 base salary increases to our NEOs ranging from 4% - 10%. The CEO received the highest merit increase (10%) due to his base pay positioning relative to market (below the 25th percentile).

—

For 2010, our NEOs earned cash incentives ranging between 27.1% and 37.8% of base salary based upon strong Corporate and Division/Individual performance. These payouts reflect incentives earned ranging between 0% and 150% of the target opportunity.

—

In May 2010, the Committee approved stock option awards for key executives with a value equal to 15% of base salary. These awards were granted in light of strong performance relative to our strategic and financial objectives.

Improvements to Our Executive Compensation Program

The Committee continues to refine our executive compensation program to reflect evolving executive compensation best practices while ensuring it attracts, motivates and retains the talent that will help us achieve our objectives. Ultimately, our compensation programs are designed to 1) ensure sound risk management, 2) motivate and reward performance, and 3) deliver long-term value to our shareholder.

During 2010, the Committee enhanced our programs in the following ways:

•

Redesigned the Executive Annual Incentive Plan in light of emerging best practice.

o

Plan activation is tied to achievement of established net income target and acceptable ratings on internal and regulatory agency audits.

o

Target incentive opportunities for executives are aligned with market.

o

Various risk mitigation features were implemented including balanced financial performance metrics and appropriate maximum caps on incentive earnings.

o

Established a comparable index of banks that would be used to establish Merchants’ relative performance to peers in regards to ROAE (Commercial Banks located in the Northeast with assets ranging between $900 million to $2.9 billion).

•

Introduced a more balanced and risk appropriate view of performance across our short and long-term incentive plans.

•

Provided a significant portion of executive compensation in performance based pay.

For 2011, the Committee worked with PM&P to develop a long-term incentive plan strategy and equity grant allocation guidelines for key executives based upon their role and Merchants’ desired total compensation philosophy. The objectives of the Long-Term Incentive Plan are to:

•

create strong alignment with shareholder interests;

•

enable Merchants to attract and retain talent needed to drive the Bank’s success;

•

reward executives for driving Merchants’ long-term growth and profitability;

•

ensure awards are properly focused on long-term performance and do not encourage inappropriate risk taking; and

•

enhance equity retention and ownership of the executive team (through holding requirements for the CEO and key executives).

Additionally, we amended our executive employment contracts and removed the tax gross up provision. The Committee will continue to seek improvements in our programs that keep in mind emerging best practice and regulatory guidelines.

Compensation Philosophy

Our compensation program and philosophy for executive officers was developed by the Committee and approved by our Board of Directors. The objectives of our executive compensation program are to:

•

attract, motivate and retain highly qualified and dedicated executive officers with competitive levels of compensation aligned with banks in our region of similar size and complexity;

•

reward above-average corporate performance and recognize individual initiative and achievements;

•

integrate pay with our strategic annual and long-term performance goals;

•

align executive officers’ incentive with the promotion of shareholder value; and

•

provide a balanced approach that helps mitigate the influence of any one element of compensation which might be considered to drive excessive risk taking.

To meet our executive compensation objectives, our program is designed to provide the following:

•

competitive base salaries, that are targeted at the market median, while allowing the flexibility to recognize each executives’ individual role, responsibilities, experience and performance;

•

a short term cash incentive program which focuses our executives on critical annual goals and objectives aligned with our strategic plan. Target incentive opportunities (as a percent of base salary) are structured to be competitive with the market median with the ability to pay above market for superior performance;

•

long-term incentives, delivered in stock, that align our executives with shareholders, reward stock price appreciation and provide a means for retaining our top performers; and

•

benefits that are, by design, conservatively competitive. While they do not comprise a major part of our total compensation program, they allow us to attract and retain key executives.

Executive Compensation Mix

In summary, we strive to provide a total compensation program that is competitive, performance-oriented, shareholder aligned, balanced, and reflects sound risk management practices. We set specific performance goals that align with our strategy and support our annual plans, but also recognize the need to be responsive and flexible in today’s challenging environment. We believe this approach also helps to ensure our program does not motivate our executives to take undue risks.

Our Principles of Governance, which were approved by our Board of Directors and are available on our website at mbvt.com, require compensation for the CEO to be linked to the achievement of our strategic goals that improve our long-term performance. Accordingly, a meaningful portion of the CEO’s compensation should depend upon our performance.

The Committee will continue to review, evaluate, and revise the compensation philosophy as appropriate to meet its desired objectives and adhere to emerging regulations.

The pie charts below summarize our 2011 target total direct compensation mix for the CEO and the other NEOs (as a group). The pie chart illustrates the mix of pay expressed as a percent of total direct compensation (base pay + annual cash incentives + long-term incentives).

2011 Total Compensation Mix At Target

Role of the Compensation Committee

The Committee approves, administers and interprets our executive compensation and benefits policies. The Committee is appointed by our Board of Directors, and consists entirely of directors who are “independent” under the rules of The Nasdaq Stock Market, “outside directors” for purposes of Section 162(m) of the Internal Revenue Code and “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. During 2010, the Committee was comprised of Lorilee A. Lawton (Chair), Peter A. Bouyea, Michael G. Furlong, Bruce M. Lisman and Robert A. Skiff.

The Committee is charged with providing independent review and oversight, promotion of corporate accountability for executive compensation, adoption of performance and base compensation policies for executive management, and review and approval of incentive plans for executive officers. Decisions regarding the CEO’s compensation package are made solely by the Committee in executive session without the participation of the CEO or other members of senior management. The Committee reports to our Board of Directors, and makes recommendations to our Board of Directors in all of the above matters.

Role of the Compensation Consultant

PM&P specializes in executive and board compensation. PM&P reports directly to the Committee and carries out its responsibilities to the Committee in coordination with both the CEO and the Human Resources Manager.

During 2010, PM&P assisted the Committee with the following projects:

•

Redesign of our Executive Annual Incentive Plan;

•

Long-Term Incentive Plan Strategy and Equity Grant Allocation;

•

Support in the preparation of the 2010 CD&A;

•

Support related to Employment/Change-in-Control Agreements; and

•

Other services as requested by the Committee.

Role of Management

The Committee occasionally requests one or more members of executive or senior management, such as the CEO and CFO to be present at committee meetings where executive compensation and Company or individual performance are discussed and evaluated. Executives may provide insight, suggestions or recommendations regarding executive compensation. However, only Committee members vote on decisions regarding executive compensation.

The Committee meets with the CEO to discuss his performance and compensation package, but ultimately decisions regarding his package are made solely based upon the Committee’s deliberations, as well as input from the compensation consultant, as requested. The Committee considers recommendations from the CEO, as well as input from the compensation consultant as requested, to make decisions regarding other executives.

Inputs to Committee Decision Making

Performance Evaluation

The Committee evaluates the performance of the CEO annually in the following four categories:

1.

Development of specific strategic plan objectives;

2.

Operational impact on company morale, customer satisfaction, our public image, company efficiency and flexibility, and research and development of leading edge products, services and technologies;

3.

Management style and effectiveness in relation to our customers, shareholders, employees, executive officers, board and committee members, and the media and community; and

4.

Effectiveness of leadership in:

a.

developing appropriate strategies and gaining support from our Board of Directors and its committees to achieve these strategies;

b.

setting the “tone at the top” for our ethics, customer relations, reputation and ensuing results, fostering an environment for leadership development at all levels within our company; and

c.

working collaboratively with our Board of Directors and committees and communicating information in a timely manner to ensure full and informed consent regarding matters of governance.

The CEO evaluates the performance of our executive officers (other than himself) annually. Each executive officer’s annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above average corporate performance.

The CEO makes annual recommendations to the Committee for changes to executive officer salaries for the following year. These recommendations are based on individual performance within their respective areas of expertise, the CEO’s assessment of their contributions to our earnings and growth during the year, as well as their management style and effectiveness in relation to our customers, shareholders, employees, fellow executive officers, board and committee members and the community. The Committee reviews these recommendations and makes its final recommendations to our Board of Directors. Decisions regarding compensation for executive officers, including that of the CEO, are approved by our Board of Directors based on the recommendations from the Committee.

Benchmarking

A primary data source used in setting market-competitive guidelines for the executive officers is the information publicly disclosed by a peer group of other publicly traded banks. This peer group was developed by PM&P in late 2009 using objective parameters that reflect banks of similar asset size and region. The peer group was approved by the Committee. Overall, the goal was to have 15-20 comparative banks that provide a market perspective for executive total compensation.

The PM&P peer group consists of 21 banks in Connecticut, Maine, Massachusetts, New Hampshire, New York and Rhode Island, ranging from approximately $900 million in assets to $2.9 billion in assets and positioning Merchants at approximately the median for size ($1.4 billion in assets).

The following is the peer group used in the 2009 - 2010 review conducted by PM&P:

Washington Trust Bancorp, Inc.

First Bancorp, Inc.

Brookline Bancorp, Inc.

Enterprise Bancorp, Inc.

Berkshire Hills Bancorp, Inc.

Westfield Financial, Inc.

Camden National Corporation

United Financial Bancorp, Inc.

Century Bancorp, Inc.

Bar Harbor Bankshares

Danvers Bancorp, Inc.

Chemung Financial Corporation

Arrow Financial Corporation

Legacy Bancorp, Inc.

Canandaigua National Corporation

Wilber Corporation

Bancorp Rhode Island, Inc.

Hingham Institution for Savings

Rockville Financial, Inc.

New Hampshire Thrift Bancshares, Inc.

Alliance Financial Corporation

In addition to the peer group data, PM&P used several other sources of data including PM&P’s Northeast Banking Compensation Survey Report and Towers Watson’s Financial Institutions Benchmarking Survey. The data reflected banks similar in asset size and region to Merchants.

Information from the competitive analysis was used by the consultant to provide market-competitive guidelines that support our total compensation philosophy. Guidelines for base salary, short and long-term incentive targets and estimated total direct compensation are provided with ranges for performance. This allows the Committee to see the potential pay, and range of pay, for each executive role. These guidelines provided a framework for consideration by the Committee in setting current pay levels.

Risk Oversight of Compensation Programs

We believe that the compensation program is not structured to be reasonably likely to present a material adverse risk to Merchants based on the following factors:

•

As a community bank regulated by the Federal Deposit Insurance Corporation and the Commissioner of the Vermont Department of Banking, Insurance, Securities and Health Care Administration, among others, our main operating subsidiary, Merchants Bank, adheres to defined risk guidelines, practices and controls to ensure the safety and soundness of the organization;

•

Our management and Board of Directors conduct regular reviews of our business to ensure we remain within appropriate regulatory guidelines and practices, that are monitored and supplemented by our internal audit function, as well as our external auditors; and

•

Our incentive plan provides a maximum cap on payment and does not have highly leveraged payout curves and steep payout cliffs at specific performance levels that could encourage short-term actions to meet payout thresholds.

Components of Executive Compensation and 2010 Decisions

Our compensation program for all executive officers, including the CEO, consists of four key components, which are reviewed regularly by the Committee:

•

Base Salary;

•

Annual Incentive;

•

Long-Term Incentive/Equity; and

•

Employment Contracts/Other Benefits.

We offer no perquisites of any kind to any of our executive officers. Executive officers are not entitled to any severance or change-in-control payments beyond those described in the “Employment Agreements” section below.

The following section summarizes the role of each component, how decisions are made and the resulting 2010 decision process as it relates to the executive officers.

Base Salary

We believe the purpose of base salary is to provide competitive and fair base compensation that recognizes the executives’ role, responsibilities, experience and performance. Base salary represents fixed compensation that is targeted to be competitive with the practices of comparable financial institutions in the region.

Typically, the Committee reviews and sets base pay for each executive in December of each year following the performance evaluation process. Competitive markets for similar roles are considered, as well as each individual’s experience, performance and contributions. Input from the CEO is considered in setting the executive salaries while the Committee is solely responsible for determining the CEO salary.

The Committee approved the following base salary adjustments for NEOs for 2011 that were intended to recognize each executive’s contribution and performance, and if needed, bring salaries more in line with market:

		January 2009 Base Salary	January 2010 Base Salary	Percent Increase in January 2010	January 2011 Base Salary	Percent Increase in January 2011

Michael R. Tuttle	President & CEO	$220,000	$250,000	14%	$275,000	10%
Janet P. Spitler	CFO and Treasurer	$158,000	$162,500	3%	$175,000	8%
Thomas S. Leavitt	EVP, Sr. Community Banking Officer	$165,000	$165,000	0%	$175,000	6%
Thomas R. Havers	SVP, Senior Operations Officer	$159,000	$159,000	0%	$165,000	4%
Geoffrey R. Hesslink	EVP, Senior Lender	$162,000	$175,000	8%	$190,000	9%

The Committee recognizes that the CEO’s salary is lower than market and does not represent a significant increase above his team’s salaries. This does not reflect performance, but rather a historical practice that reflected a more conservative and “team” oriented approach to managing compensation levels. The Committee’s goal is to bring the CEO’s salary more in line with market, over a period of several years. Currently the CEO base compensation is 1.45 times the compensation of the next highest paid executive officer.

Annual Incentive

The objective of our Executive Annual Incentive Plan is to motivate and reward key members of management, including the CEO, for achieving specific Company performance goals and/or Division/Individual goals that support the strategic plan. Rewards under this Plan represent compensation that must be earned (and re-earned each year) based upon Company and Division/Individual performance.

Our proposed performance goals for the incentive plan are based on budget projections and typically presented by the CEO to the Committee during the first quarter of the year. Once the Committee finalizes and approves the performance goals, the goals are presented to the full Board for final approval. The following details the framework of the 2010 Executive Annual Incentive Plan (the “2010 Plan”):

Incentive Opportunity: Each participant has a target award (expressed as a percentage of earned base salary during the fiscal year) and range that defines the incentive opportunity. The CEO’s target is 35% of base salary and the other executive officers’ target is 25% of base salary. Actual awards vary based on performance and range from 0% of target (not achieving minimal performance for a goal) to 150% of target for exceptional performance.

Performance Measures: The 2010 performance measures are aligned with our strategy and business plan. The 2010 Plan was approved by the Committee on February 18, 2010. In order for the 2010 Plan to activate, we needed to achieve a net income target ($12.50 million in 2010) and maintain acceptable ratings on internal and regulatory agency audits. The awards of Messrs. Tuttle and Havers and Ms. Spitler were based upon achieving targets with respect to our return on assets, return on equity relative to an industry index, Bank efficiency ratio, net interest income and Tier 1 capital as a percentage of average annual assets. The awards of Messrs. Leavitt and Hesslink were based upon three company goals as well as two division and/or individual performance goals. Minimum (threshold) and maximum (stretch) levels of performance were defined for the 2010 Plan and are summarized in the table below. No awards are paid for performance below threshold (minimum) for a particular performance measure. Actual payouts for each goal are based upon final performance between threshold and stretch levels. Actual payouts for each performance goal are pro-rated for any level of performance between threshold and stretch using interpolation to reward incremental improvement. The Committee has the discretion to adjust any payouts to reflect the business environment and market conditions.

The 2010 Performance Measures for Mr. Tuttle, Ms. Spitler and Mr. Havers were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of award	Target Goal Funds 100% of award	Stretch (Maximum) Goal Funds 150% of award

ROAA	20%	0.87%	0.99%	1.05%
ROAE – Relative to Industry Group Performance	25%	75%	85%	90%
Bank Efficiency Ratio	15%	61.78%	58.54%	57.85%
Tier 1 Capital/Annual Average Assets	20%	7.90%	8.01%	8.07%
Net Interest Income (in thousands)	20%	$50,750	$53,623	$54,750

The 2010 Performance Measures for Mr. Leavitt were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of award	Target Goal Funds 100% of award	Stretch (Maximum) Goal Funds 150% of award

ROAA	20%	0.87%	0.99%	1.05%
ROAE – Relative to Industry Group Performance	25%	75%	85%	90%
Bank Efficiency Ratio	15%	61.78%	58.54%	57.85%
Total number of Business Checking Accounts	20%	9,450	9,600	9,800
Total dollar amount of Business Checking Accounts (in thousands)	20%	$103,000	$106,000	$109,000

The 2010 Performance Measures for Mr. Hesslink were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of award	Target Goal Funds 100% of award	Stretch (Maximum) Goal Funds 150% of award

ROAA	20%	0.87%	0.99%	1.05%
ROAE – Relative to Industry Group Performance	25%	75%	85%	90%
Bank Efficiency Ratio	15%	61.78%	58.54%	57.85%
Total outstanding loans at year end (in thousands)	20%	$975,000	$1,000,000	$1,025,000
Reduction in nonperforming asset balances (NPAs) (in thousands)	20%	$ 7,000	$ 8,500	$ 10,000

At the end of the plan year, the Committee assesses our performance relative to each of the performance measures and determines the awards based upon the attainment of each goal. The Committee retains the discretion to modify incentive payouts based on significant individual performance or Company performance shortfalls. Our Board of Directors has the discretion to determine the amount and manner of executive incentive payments and to make adjustments at their discretion.

2010 Decisions

The following table summarizes the 2010 performance results and the associated payouts (as a percent of base salary) for each predefined performance measure for Mr. Tuttle, Ms. Spitler and Mr. Havers:

Performance Measure	2010 Threshold - Stretch Goal	2010 Result	Payout Allocation (0-150% of target opportunity)

ROAA	0.87% – 1.05%	1.07%	150%
ROAE – Relative to Peer Group Performance	Top 25th Percentile – Top Performer	Top 10%	150%
Bank Efficiency Ratio	61.78% – 57.85%	60.24%	68%
Tier 1 Capital/Annual Average Assets	7.90% – 8.07%	8.18%	150%
Net Interest Income (FTE, in thousands)	$50,750 – $54,750	$50,348	0%
		TOTAL	108% of Target Incentive Opportunity

The following table summarizes the 2010 performance results and the associated payouts (as a percent of base salary) for each predefined performance measure for Mr. Leavitt:

Performance Measure	2010 Threshold - Stretch Goal	2010 Result	Payout Allocation (0-150% of target opportunity)

ROAA	0.87% – 1.05%	1.07%	150%
ROAE – Relative to Peer Group Performance	Top 20th Percentile – Top Performer	Top 10%	150%
Bank Efficiency Ratio	61.78% – 57.85%	60.24%	68%
Total Number of Business Checking Accounts	9,450 – 9,800	9,497	59%
Total Dollar Amount of Business Checking Accounts (in thousands)	$103,000 – $109,000	$116,000	150%
		TOTAL	119% of Target Incentive Opportunity

The following table summarizes the 2010 performance results and the associated payouts (as a percent of base salary) for each predefined performance measure for Mr. Hesslink:

Performance Measure	2010 Threshold - Stretch Goal	2010 Result	Payout Allocation (0-150% of target opportunity)

ROAA	0.87% - 1.05%	1.07%	150%
ROAE – Relative to Peer Group Performance	Top 20th Percentile – Top Performer	Top 10%	150%
Bank Efficiency Ratio	61.78% - 57.85%	60.24%	68%
Year End Loan Balances (in thousands)	$975,000-$1,025,000	$910,794	0%
Reduction in NPAs (in thousands)	$7,000 - $10,000	$10,841	150%
		TOTAL	108% of Target Incentive Opportunity

Based upon the actual performance results summarized previously, the table below summarizes the actual incentive payouts (as dollar amount and percent of base salary) for each of the NEOs.

		2010 Annual Incentive Target Opportunity		2010 Annual Incentive Actual Awards
Executive	Title	Amount	% of Base Salary	Amount	% of Base Salary

Michael R. Tuttle	President & CEO	$87,750	35.1%	$94,556	37.8%
Janet P. Spitler	CFO and Treasurer	$40,788	25.1%	$44,024	27.1%
Thomas S. Leavitt	EVP, Sr. Community Banking Officer	$41,415	25.1%	$49,551	30.0%
Thomas R. Havers	SVP, Senior Operations Officer	$39,909	25.1%	$43,077	27.1%
Geoffrey R. Hesslink	EVP, Senior Lender	$43,925	25.1%	$47,410	27.1%

2011 Plan Design

On February 17, 2011, the Board approved the 2011 Executive Annual Incentive Plan (the “2011 Plan”) and designated target awards for fiscal year 2011 (calculated as a percentage of base salary) for our executive officers, including our NEOs as set forth in this proxy statement. The target award percentages are 35% for Michael R.

Tuttle, President & CEO, and 25% for Janet P. Spitler, Senior Vice President, Treasurer and CFO; Thomas S. Leavitt, Executive Vice President, Senior Community Banking Officer; Thomas R. Havers, Senior Vice President, Senior Operations and Information Systems Officer; and Geoffrey R. Hesslink, Executive Vice President, Senior Lender. The possible payouts under the 2011 Plan range from 0% to 150% of these target awards based upon the Company’s and, in the case of Mr. Leavitt and Mr. Hesslink, division or individual performance. In order for the 2011 Plan to activate, we must achieve a net income target ($13.00 million in 2011) and maintain acceptable ratings on internal and regulatory agency audits. The awards of Messrs. Tuttle and Havers and Ms. Spitler will be based upon achieving targets with respect to our return on assets, return on equity relative to an industry index, efficiency ratio, net interest income and Tier 1 capital ratio. The awards of Messrs. Leavitt and Hesslink will be based upon one to three Company goals depending upon their current role as well as one or more division and/or individual performance goals. The Committee has the discretion to adjust any payouts to reflect the business environment and market conditions.

Long-Term Compensation

We award long-term incentive grants in the form of stock options to our executive officers, although an annual stock option grant is not guaranteed. These awards are consistent with our pay-for-performance principles and align the interests of our executive officers with the interest of our shareholders. The Committee reviews and recommends to our Board of Directors the amount of each award to be granted to each executive officer and our Board of Directors approves each award. In making these determinations, the Committee considers performance relative to our strategic and financial objectives, the previous year’s individual performance of each executive officer and the market pay level for the executive officer. This typically takes place in May of each year.

Stock options are awarded pursuant to our stock option plan. Stock options granted under this plan may be either incentive stock options or non-qualified stock options, as determined at the discretion of our Board of Directors and as reflected in the terms of written option agreements. The exercise price for option awards is determined based on the market closing price of our common stock on the date of grant. We strive to avoid both the possibility and the appearance that any of our option grants are being timed to take advantage of temporary downward fluctuations in the market price of our stock. The provisions of our long-term incentive plan do not allow “backdating,” “repricing,” or “reloading” of option grants.

If shareholders approve the amendment to our stock plan to allow the grants of restricted stock, the Committee will consider a mix of restricted stock and option grants to our executive officers in the future. The use of restricted stock is less dilutive to our shareholders.

2010 Decisions

The Committee reviewed 2009 equity award data from the industry index referenced previously in the “Bench-marking” section. The results of this analysis supported an award value equal to 15% of base salary for executive officers, including the CEO. In May 2010, the Committee approved stock option awards for key executives and granted awards based upon the earlier analysis. The 2010 grants made to the NEOs are summarized in our “Grants of Plan Based Awards” table on page 29 of this Proxy Statement.

2011 Decisions

In 2010, the Committee engaged PM&P to assist in developing a long-term incentive strategy for Merchants to use going forward. As a result of this project, Merchants will be seeking shareholder approval at the May 3, 2011 shareholder meeting to amend the Merchants Bancshares, Inc. 2008 Stock Option Incentive Plan in order to allow additional equity vehicles to be granted (i.e. restricted stock, performance shares) in the plan.

It is the Committee’s intent to introduce restricted stock awards as part of the annual long-term incentive program, subject to the approval of the 2008 Amended and Restated Stock Incentive Plan by shareholders. Beginning in 2011, executives will be eligible to receive annual grants of time-vested restricted stock (full value shares) based upon the Committee’s holistic assessment of both Company and Individual performance for the prior year. The Committee chose to introduce restricted stock since this type of equity vehicle helps to create an ownership focus and alignment with shareholders while serving as a powerful retention feature for our top executives. The CEO’s target opportunity will be 25% of base salary and other key executives’ target opportunity will be 15% of base salary. The grants will cliff vest (100%) at the end of three years. The Committee will review the program on an annual basis and will have the ability to change the mix of equity instruments (i.e. mix of restricted stock and stock options) as deemed necessary.

The Committee believes that Merchants’ executive officers should maintain a material personal financial stake in the Company to promote a long-term perspective in managing the Company and to align shareholder and executive interests. Therefore, each executive officer will be required to hold onto a percentage of their after tax full value shares until termination or retirement. The table below summarizes these holding requirements.

Role	Holding Requirement (after tax, full value shares)
CEO	60%
Key Executives	40%

If an executive experiences personal economic hardship, the Committee will have the authority to decide whether the holding requirements will be waived for that particular award or if the executive will be allowed to sell more shares than the holding requirements permit.

Employment Agreements

Prior to March of 2011, each of our executive officers had entered into employment agreements with us with terms expiring December 31, 2011. These agreements contained standard terms and conditions customarily found in employment agreements for comparable executives. These agreements provided that if an executive officer was terminated without “cause” (as defined in these agreements) or the executive officer resigned for “good reason” (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, we agreed to pay in one lump sum, that executive officer’s salary for one year from the date of termination, with the dollar amount “grossed up” so that the officer will receive such amounts without the effect of local, state or federal income taxation.

On March 17, 2011, each of our executive officers entered into new employment agreements with us which were effective January 1, 2011. These agreements contain standard terms and conditions customarily found in employment agreements for comparable executives, including those terms discussed in this paragraph. If an executive officer is terminated without “cause” (as defined in these agreements) or the executive officer resigns for “good reason” (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, we agreed to pay, over 24 months (36 months in the case of our CEO), that executive officer’s salary for two years (three years in the case of our CEO) from the date of termination. In return, each executive has agreed to be subject to restrictive covenants (non-competition and non-solicitation) during the severance period. There are no tax “gross up” provisions in the new employment agreements. We believe it is appropriate to provide a higher level of severance in exchange for restrictive covenants which protect the company.

Other Benefits

Our executive officers are also eligible for other benefits available to all other employees on substantially the same terms, such as our 401(k) plan, and health, dental, and life insurance plans.

•

401(k) plan: We match individual plan contributions for participating employees, including the executive officers, on a dollar-for-dollar basis, up to 3% of annual salary, and on a $0.50 per dollar basis up to the next 3% of annual salary up to annual IRS maximums.

•

Medical and dental health insurance plans.

•

Life insurance plan (benefit equal to one time annual salary) and short and long-term disability insurance plans.

Impact of Accounting and Tax on the Form of Compensation

The Committee and Management consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans.

The Committee has considered the impact of Accounting Standards Codification 505-50, as issued by the FASB in 2004, on our use of equity incentives as a key retention tool.

Section 162(m) of the Internal Revenue Code limits deduction of compensation paid to NEOs to $1,000,000 unless the compensation is “performance-based”. Based on current compensation levels, we do not believe the section 162(m) cap on compensation will be triggered for our CEO or other executive officers, but may consider this in future years.

Compensation Committee Report

The Committee reviewed and discussed the above Compensation Discussion and Analysis with our management. Based on the review and discussion, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Lorilee A. Lawton, Chair

Peter A. Bouyea

Michael G. Furlong

Bruce M. Lisman

Robert A. Skiff

Summary

The following table sets forth a summary of compensation paid to each of our NEOs during 2010, 2009 and 2008.

SUMMARY COMPENSATION TABLE (1)

Name and Principal Position	Year	Salary	Bonus	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total

Michael R. Tuttle	2010	$248,862	—	$37,500	$94,556	$ 4,126	$11,025	$396,069
President and CEO	2009	$219,656	—	$24,213	$71,336	$ 3,044	$11,025	$329,274
	2008	$201,779	—	$28,500	$50,000	$ 4,859	$ 8,222	$293,360

Janet P. Spitler, SVP	2010	$162,338	—	$24,375	$44,024	$ 2,232	$ 9,463	$242,432
CFO and Treasurer	2009	$157,864	—	$17,983	$40,987	$ 1,580	$ 8,611	$227,025
	2008	$149,856	—	$21,300	$30,000	$ 1,981	$ 9,406	$212,543

Thomas S. Leavitt, EVP	2010	$165,006	—	$24,750	$49,551	—	$22,964	$262,271
Community Banking	2009	$164,911	—	$19,202	$42,803	—	$21,322	$248,238
	2008	$160,014	—	$24,750	$32,000	—	$18,379	$235,143

Thomas R. Havers,	2010	$159,016	—	$23,850	$43,077	$30,977	$ 9,325	$266,245
SVP Operations	2009	$158,843	—	$17,983	$41,249	$24,405	$ 8,498	$250,978
	2008	$149,856	—	$21,300	$30,000	$42,890	$ 7,063	$251,109

Geoffrey R. Hesslink,	2010	$174,511	—	$26,250	$47,410	—	$16,058	$264,229
EVP Senior Lender	2009	$161,780	—	$17,983	$42,026	—	$15,687	$237,476
	2008	$149,856	—	$21,300	$50,000	—	$13,063	$234,219

____________________

(1)

Our compensation plan for executive officers does not provide for stock awards and no stock awards were awarded to our executive officers during 2010.

(2)

The assumptions used in the valuation of the Option Awards are disclosed in Footnote 11 to our audited, financial statements as of December 31, 2010, which are part of our Annual Report on Form 10-K for the period ending December 31, 2010.

(3)

The amounts shown in this column represent cash awards made to the named executive officers pursuant to our annual incentive plan.

(4)

The amounts shown in this column reflect the aggregate change in actuarial present value of the NEOs accumulated benefit under our frozen defined benefit pension plan from December 31, 2009 to December 31, 2010. Present values as of December 31, 2010 are based on commencement at normal retirement age with no mortality before commencement. Messrs. Leavitt and Hesslink joined Merchants after the plan was frozen and, accordingly, have no benefit under this pension plan.

(5)

Primarily represents contributions made by us on behalf of the executive officers to the Merchants Bank 401(k) Plan. Also includes a $6,000 annual car allowance for Messrs. Hesslink and Leavitt; and a $7,135 buyout of unused vacation time for Mr. Leavitt.

Non-Equity incentive awards and options were awarded to NEOs during 2010 as detailed in the table below.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Grant Date Fair Value of Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards

Michael R. Tuttle	5/20/2010	$35,000	$87,750	$131,750	—	—	—	—	12,255	$22.07	$37,500
Janet P. Spitler	5/20/2010	$16,251	$40,788	$ 61,265	—	—	—	—	7,966	$22.07	$24,375
Thomas R. Havers	5/20/2010	$15,900	$39,909	$ 59,943	—	—	—	—	7,794	$22.07	$23,850
Thomas S. Leavitt	5/20/2010	$16,500	$41,415	$ 62,205	—	—	—	—	8,088	$22.07	$24,750
Geoffrey R. Hesslink	5/20/2010	$17,500	$43,925	$ 65,975	—	—	—	—	8,578	$22.07	$26,250

Non-Equity Incentive Plan Awards

“Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflects the 2010 threshold, target and maximum awards available under the 2010 Plan, tied to achievement of a number of performance targets more fully described in the “Compensation Discussion and Analysis” section of this proxy. The actual bonus earned by each NEO is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The amounts reflected in the above table are estimated amounts at the time of grant.

“All Other Option Awards” reflects the number of shares underlying options granted by Merchants during 2010 pursuant to the 2008 Stock Option Plan. The option grants made on May 20, 2010 to each of the five officers vest on the third anniversary date of the grant and have a term of ten years unless earlier terminated in accordance with the applicable option agreement. The fair value as of the grant date for each option granted on May 20, 2010 is $3.06, using the Black-Scholes pricing model.

The following table sets forth outstanding equity awards to our NEOs at December 31, 2010. In addition, this table includes the number of shares remaining unexercised underlying both “exercisable” (i.e. vested) and “unexercisable” (i.e. unvested) stock options as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Michael R. Tuttle	—	7,175	—	$22.93	6/9/2018	—	—	—	—
	—	7,590	—	$22.75	5/21/2019	—	—	—	—
	—	12,255	—	$22.07	5/20/2020	—	—	—	—
Janet P. Spitler	—	5,363	—	$22.93	6/9/2018	—	—	—	—
	—	5,637	—	$22.75	5/21/2019	—	—	—	—
	—	7,966	—	$22.07	5/20/2020	—	—	—	—
Thomas R. Havers	—	5,363	—	$22.93	6/9/2018	—	—	—	—
	—	5,637	—	$22.75	5/21/2019	—	—	—	—
	—	7,794	—	$22.07	5/20/2020	—	—	—	—
Thomas S. Leavitt	—	6,231	—	$22.93	6/9/2018	—	—	—	—
	—	6,019	—	$22.75	5/21/2019	—	—	—	—
	—	8,088	—	$22.07	5/20/2020	—	—	—	—
Geoffrey R. Hesslink	10,000	—	—	$26.63	8/16/2016	—	—	—	—
	—	5,363	—	$22.93	6/9/2018	—	—	—	—
	—	5,637	—	$22.75	5/21/2019	—	—	—	—
	—	8,578	—	$22.07	5/20/2020	—	—	—	—

____________________

(1)

The vesting dates for unexercisable options are as follows: for options expiring on June 9, 2018 the vesting date is June 9, 2011; for options expiring on May 21, 2019 the vesting date is May 21, 2012, for options expiring May 20, 2020 the vesting date is May 20, 2013.

There were no stock option exercises by the NEOs in 2010.

Retirement Benefits

Prior to January 1995, we maintained a noncontributory defined benefit plan covering all eligible employees. During 1995, this plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will accrue. The retirement benefits listed in the table below take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994. The present value of accumulated benefit was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles for 2011.

Name	Plan Name	Number of Service Years Credited	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Thomas R. Havers	The Merchants Bank Pension Plan	23	$279,615	—
Janet P. Spitler	The Merchants Bank Pension Plan	4	$ 13,933	—
Michael R. Tuttle	The Merchants Bank Pension Plan	4	$ 29,997	—

Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefits for Mr. Tuttle, Ms. Spitler and Mr. Havers under the plan are approximately $4,000, $2,000 and $29,000, respectively. Messrs. Havers and Tuttle are the only NEOs currently eligible for early retirement. Participants are eligible for early retirement upon obtaining age 55 and completing 10 years of vesting service.

Deferred Compensation Plan

Prior to December 1995 we maintained an Executive Salary Continuation Plan. This plan was frozen in December 1995 and no further benefits have been accrued. The liabilities under the plan at the time the plan was frozen were converted to shares of common stock of Merchants at its then market price. Aggregate earnings in the table below represent dividend income and market price appreciation in the stock during 2010. The only current NEO of Merchants with benefits accrued under the plan is Thomas R. Havers. The benefit will be paid out to Mr. Havers in 15 annual installments commencing in the year after he attains the age of 65.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions During 2010	Registrant Contributions During 2010	Aggregate Earnings During 2010	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2010

Thomas R. Havers	—	—	$59,815	—	$276,135

Potential Payments Upon Termination or Change in Control

The following table summarizes payments and benefits that would be payable to each of the NEOs in the event of their termination of employment or upon the occurrence of a change in control combined with a termination of employment. For purposes of this table, the effective date of termination is assumed to be December 31, 2010.

Potential Payments upon Termination or Change-In-Control

Named Executive Officer	Voluntary Termination	Involuntary Termination			Change in Control
Form of Compensation	With Good Reason	Without Cause or Good Reason	With Cause	Death or Disability	No Termination	Termination Without Cause or for Good Reason

Michael R. Tuttle
Cash Severance	$250,000	$250,000	$ 0	$ 0	$ 0	$250,000
Tax Gross-Up	217,273	217,273	0	0	0	217,273
Accelerated vesting of equity awards (1)	—	—	0	0	137,010	137,010
Total	$467,273	$467,273	$ 0	$ 0	$137,010	$604,283

Janet P. Spitler
Cash Severance	$162,500	$162,500	$ 0	$ 0	$ 0	$162,500
Tax Gross-Up	145,093	145,093	0	0	0	145,093
Accelerated vesting of equity awards (1)	—	—	0	0	95,679	95,679
Total	$307,593	$307,593	$ 0	$ 0	$95,679	$403,272

Thomas S. Leavitt
Cash Severance	$165,000	$165,000	$ 0	$ 0	$ 0	$165,000
Tax Gross-Up	145,684	145,684	0	0	0	145,684
Accelerated vesting of equity awards (1)	—	—	0	0	102,206	102,206
Total	$310,684	$310,684	$ 0	$ 0	$102,206	$412,890

Thomas R. Havers
Cash Severance	$159,000	$159,000	$ 0	$ 0	$ 0	$159,000
Tax Gross-Up	141,494	141,494	0	0	0	141,494
Accelerated vesting of equity awards (1)	—	—	0	0	94,735	94,735
Total	$300,494	$300,494	$ 0	$ 0	$94,735	$395,229

Geoffrey R. Hesslink
Cash Severance	$175,000	$175,000	$ 0	$ 0	$ 0	$175,000
Tax Gross-Up	154,457	154,457	0	0	0	154,457
Accelerated vesting of equity awards (1)	—	—	0	0	114,639	114,639
Total	$329,457	$329,457	$ 0	$ 0	$114,639	$444,096

(1)

Options become fully vested upon a change in control.

“Good reason” means, among other things, a material diminution of responsibility or salary; a change in location of more than 50 miles from the executive’s current location; or the inability of Merchants to perform its obligations under the agreement. “Cause” means, among other things, illegal acts, gross misconduct or the executive’s failure to perform in any material respect their obligations under this agreement.

Contracts signed on March 17, 2011, which were effective January 1, 2011, remove the tax gross-up shown in the table above, and extend the severance to two years for all executives except our CEO, whose severance would extend to three years. The new contracts also impose certain post-termination restrictive covenants, including non-competition and non-solicitation.

Related Party Transactions

As described below under “Nominating and Governance Committee Interlocks and Insider Participation,” we engage in banking transactions in the ordinary course of business with our directors and officers and with their immediate family and associates.

We have established guidelines for review of third party contracted services, which are reviewed annually by the Audit Committee. Our officers are assigned responsibility for review of service levels of outsourced technology service providers and vendors that pose the highest risk exposure within the guidelines established by the Federal Financial Institutions Examination Council (“FFIEC”). New service relationships considered for engagement with insiders of Merchants Bank (defined by the FFIEC as individuals, their direct family members and business associates who are executive officers or directors of Merchants and/or Merchants Bank) must be bid by at least one other service provider. Merchants Bank’s Board of Directors may require a third party analysis or review to substantiate the results of a new service contract with an insider.

Renewals of existing contracts with insiders of Merchants or Merchants Bank do not require re-bidding or a third party analysis. However, the CEO or the Board of Directors of Merchants Bank may require either or both prior to reviewing a recommendation for a contract renewal.

We obtained legal services during 2010 from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Mr. Furlong is a member of our Board of Directors and is the Chairman of Merchants Bank’s Board of Directors. We paid fees totaling approximately $24,000 to Mr. Furlong’s firm in 2010.

During 2010, we purchased copier equipment and supplies from SymQuest Group, Inc. totaling approximately $159,000. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of our Board of Directors and the board of directors of Merchants Bank.

We obtained insurance during 2010 through an insurance agency, of which Scott F. Boardman, a member of our Board of Directors and the board of directors of Merchants Bank, is president. In 2010, payments made to this insurance agency totaled approximately $6,000.

In the opinion of our management, the terms of these transactions were no less favorable to us than those we could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

Certain of our directors and executive officers, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2010 were, also customers of Merchants Bank in the ordinary course of business. As permitted by applicable law, these persons may have had loans outstanding during 2010, and it is anticipated that these persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank’s Board of Directors. At December 31, 2010, these loans totaled approximately $3.55 million (3.6% of total shareholders’ equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 4, 2011, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock; (ii) each of our executive officers and directors and (iii) all executive officers and directors as a group.

The number of shares beneficially owned by each 5% shareholder, director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after March 4, 2011 through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (3)(4)		Common Stock Beneficially Owned (2)

5% Shareholders
Merchants Bank 401(k) Employee Stock Ownership Plan	388,938	(5)	6%
275 Kennedy Drive
South Burlington, Vermont

Charles A. Davis	420,639	(6)	7%
Stone Point Capital LLC
20 Horseneck Lane
Greenwich, Connecticut

BlackRock, Inc.	387,986	(7)	6%
40 East 52nd Street
New York, NY 10022

Ameriprise Financial, Inc.	408,529	(8)
Columbia Management Investment Advisers, LLC			7%
145 Ameriprise Financial Center
Minneapolis, MN 02110

Directors and Named Executive Officers
Scott F. Boardman	7,466	(9)	*
Peter A. Bouyea	89,232	(10)	1%
Karen J. Danaher	110		*
Jeffrey L. Davis	29,161	(11)	*
Molly Dillon	1,000		*
Michael G. Furlong	7,095		*
Thomas R. Havers	41,868	(12)	*
Geoffrey R. Hesslink	30,368	(3)	*
John A. Kane	1,853	(13)	*
Lorilee A. Lawton	8,986		*
Thomas S. Leavitt	18,997		*
Bruce M. Lisman	6,030		*
Raymond C. Pecor, Jr.	258,031	(14)	4%
Raymond C. Pecor, III	7,214	(15)	*
Patrick S. Robins	75,447		1%
Robert A. Skiff	7,762		*
Janet P. Spitler	323,588	(16)	5%
Michael R. Tuttle	50,342		*

Directors and Executive Officers as a Group (eighteen persons)	964,550		16%

____________________

*

Shareholdings represent less than 1.0% of class

NOTES:

(1)

The address for all executive officers and directors is c/o Merchants Bancshares, Inc., 275 Kennedy Drive, South Burlington, Vermont 05403.

(2)

For each person and group included in this table, percentage ownership is calculated by adding the number of shares beneficially owned by such person or group to the number of shares of common stock that person or group has the right to acquire within 60 days after March 4, 2011, and dividing by 6,195,463 shares of common stock outstanding as of March 4, 2011.

(3)

Includes the following number of shares of common stock issuable upon the exercise of outstanding stock options which were exercisable within 60 days after March 4, 2011 as follows:

Directors and Executive Officers	Vested Options

Mr. Hesslink	10,000

(4)

Does not include the following number of shares of common stock which certain directors and executive officers have the right to receive on a deferred basis pursuant to our prior and current deferred compensation plans for directors and executive salary continuation plan:

Directors and Executive Officers	Deferred Shares

Mr. Boardman:	8,784
Mr. Bouyea:	38,387
Mr. J. Davis:	37,988
Mr. Furlong:	8,963
Mr. Havers:	10,123
Mr. Kane:	2,506
Ms. Lawton:	18,937
Mr. Lisman:	8,088
Mr. Pecor. Jr.:	34,017
Mr. Pecor III:	1,208
Mr. Robins:	24,197
Dr. Skiff:	28,753
All executive officers and directors as a group:	221,951

The individuals named above do not have the power to vote or dispose of these deferred shares. Ms. Spitler, on behalf of us and Merchants Bank, has the authority to vote these deferred shares.

(5)

Information has been obtained from Schedule 13G/A, filed February 14, 2011 with the SEC by the Merchants Bank 401(k) Employee Stock Ownership Plan. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan’s trustee, Charles Schwab Trust Company, is authorized to vote the shares for which participants make no designation in connection therewith.

(6)

Until February 21, 2008, Mr. C. Davis was a member of our Board of Directors.

(7)

Information has been obtained from Schedule 13G filed February 7, 2011 with the SEC by BlackRock, Inc. BlackRock Inc. has sole voting and dispositive power of 387,986 shares.

(8)

Information has been obtained from Schedule 13G, filed February 11, 2011 with the SEC by Ameriprise Financial, Inc. Ameriprise Financial, Inc. has shared voting power and shared dispositive power of 408,529 shares.

(9)

Includes 7,452 shares owned by Mr. Boardman’s spouse.

(10)

Includes 1,400 shares owned by Mr. Bouyea’s spouse, and 3,000 shares owned by Mr. Bouyea’s daughter for which Mr. Bouyea may be deemed to have investment and voting control; Mr. Bouyea disclaims beneficial ownership of these shares.

(11)

Includes 6,174 shares held in trust for Mr. J. Davis’ children, 583 shares held directly by Mr. J. Davis’ minor children and 1,260 shares held directly by Mr. J. Davis’ spouse. Also includes 595 shares held by a family trust, of which Mr. J. Davis is trustee. Mr. J. Davis disclaims beneficial ownership of these shares.

(footnotes continued on following page)

(12)

Includes 16,724 shares held by Mr. Havers as trustee of the Havers Family Foundation.

(13)

Includes 800 shares held in trust for Mr. Kane’s children for which Mr. Kane’s wife is trustee. Mr. Kane disclaims beneficial ownership of the shares held in these trusts.

(14)

Includes 15,000 shares held in the Pecor Family Foundation and 19,500 shares held by Mr. Pecor Jr.’s spouse.

(15)

Includes 2,409 shares held in trust for Mr. Pecor III’s niece and nephew, for which Mr. Pecor III is trustee. Mr. Pecor III disclaims beneficial ownership of shares held in these trusts.

(16)

Includes 310,250 deferred shares held in various trusts related to our former and current deferred compensation plans for directors and executive salary continuation plan. See Note 4. Ms. Spitler, on behalf of Merchants and Merchants Bank, has the authority to vote these deferred shares. Ms. Spitler disclaims beneficial ownership of the shares held in these trusts.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Forms 4 and 5) with respect to our common stock with the SEC. Executive officers, directors and 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports furnished to us with respect to 2010, all Section 16(a) filing requirements applicable to our executive officers and directors during 2010 were met, with the exception of Dr. Skiff, who did not timely file one Form 4 with respect to one transaction.

APPROVAL OF THE AMENDED AND RESTATED MERCHANTS BANCSHARES, INC. 2008 STOCK
INCENTIVE PLAN

(Proposal Number 2)

Our Board of Directors voted at their meeting held on January 20, 2011 to adopt the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan (the “Stock Plan”). The primary purpose of the amendment and restatement is to add restricted stock as an additional grant that can be made under the Stock Plan.

Purpose

The purpose of the Stock Plan is to encourage our management to increase their ownership of our common stock in order to align their interests with those of our shareholders.

Shares Available for Issuance

Under the Stock Plan, the total number of shares of common stock that may be subject to the granting of awards under the plan will equal 600,000 shares. No new shares are being added to the Stock Plan.

Summary of Material Features

The material features of the Stock Plan as proposed to be amended are:

•

The maximum number of shares of common stock to be issued under the Stock Plan remains at 600,000, no additional shares are proposed to be added to the Stock Plan;

•

The award of stock options (both incentive and non-qualified options) and restricted stock is permitted;

•

Any material amendment to the Stock Plan is subject to approval by our shareholders;

•

The term of the Stock Plan is ten years; and

•

The maximum award of stock options granted to any one individual will not exceed 200,000 shares of common stock (subject to adjustments for stock splits and similar events) in any calendar year period.

Summary of the Stock Plan

The following description of certain features of the Stock Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Stock Plan that is attached hereto as Appendix A.

Administration

Our Board of Directors selects the committee, which may be the full Board of Directors, that will administer the Stock Plan (the “Committee”). Subject to the terms of the Stock Plan, the committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Stock Plan and make all other determinations that may be necessary or advisable for the administration of the Stock Plan.

Eligibility

Persons eligible to participate in the Stock Plan will be those full or part-time officers and employees of Merchants and its subsidiaries as selected from time to time by the Committee in its discretion. Six individuals are currently eligible to participate in the Stock Plan, all of whom are executive officers.

Plan Limits

The maximum award of stock options granted to any one individual will not exceed 200,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period.

Stock Options

The Stock Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and (2) options that do not so qualify. Options granted under the Stock Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Merchants and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to key persons who are not employees. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the closing price of the shares of common stock as reported on the NASDAQ on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee. In general, unless otherwise permitted by the Committee, no option granted under the Stock Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Restricted Stock

The Committee may award shares of common stock to participants subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. In the event these awards have a performance-based goal, the restriction period will be at least one year.

Change of Control Provisions

The Stock Plan provides that upon the effectiveness of a change of control, such as a merger, consolidation or sale of all or substantially all of the assets of Merchants, all stock options will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a change of control event in the Committee’s discretion. In addition, in the case of a change of control event in which our shareholders will receive cash consideration, Merchants may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc.

The Stock Plan requires the Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Stock Plan, to certain limits in the Stock Plan, and to any outstanding awards to reflect stock dividends, stock splits and similar events.

Tax Withholding

Participants in the Stock Plan are responsible for the payment of any federal, state or local taxes that Merchants is required by law to withhold upon the exercise of options or vesting of restricted stock. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing Merchants to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination

The Committee may at any time amend or discontinue the Stock Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of The Nasdaq Stock Market, any amendments that materially change the terms of the Stock Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Stock Plan qualifies as performance-based compensation under Section 162(m) of the Code.

New Plan Benefits

Because the grant of awards under the Stock Plan is within the discretion of the Committee, Merchants cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Stock Plan.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Stock Plan. It does not describe all federal tax consequences under the Stock Plan, nor does it describe state or local tax consequences.

Incentive Options

No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) Merchants will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options

No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Restricted Stock

Merchants generally will be entitled to a tax deduction in connection with an award under the Stock Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award vests or becomes non-forfeitable.

Parachute Payments

The vesting of any portion of an option or restricted stock award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to Merchants, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions

Under Section 162(m) of the Code, Merchants’ deduction for certain awards under the Stock Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Chief Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Stock Plan is structured to allow certain awards to qualify as performance-based compensation.

Recommendation

Our Board of Directors believes that approval of the Amended and Restated 2008 Stock Incentive Plan is in our and our shareholders best interests because the Amended and Restated 2008 Stock Incentive Plan will give us flexibility to structure equity grants to attract and retain qualified individuals to serve as executive officers.

The Board of Directors unanimously recommends that shareholders vote “FOR” this proposal.

Equity Compensation Plan Information

The following table provides information as of December 31, 2010 regarding shares of common stock that may be issued under Merchants’ equity compensation plans consisting of Merchants’ Amended and Restated 2008 Stock Incentive Plan and the 2008 Compensation Plan for Non-Employee Directors and Trustees.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)

Equity Compensation Plans Approved by Security Holders	126,724 (a)	$22.82 (b)	611,693
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	126,724	$22.82	611,693

(a)

This number does not include an aggregate of 327,100 shares then outstanding under the deferred compensation plan for directors.

(b)

This price reflects the weighted-average exercise price of outstanding stock options.

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS

(Proposal Number 3)

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our Board of Directors is submitting for shareholder approval, on an advisory basis, the compensation paid to our NEOs as described in this proxy statement.

The resolution that is the subject of this proposal is a non-binding advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether or not it is approved and may not be construed as overruling a decision by Merchants or the Board of Directors or to create or imply any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution primarily relates to compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions. However, the Compensation Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our NEOs.

Merchants has five NEOs, Michael R. Tuttle, Janet P. Spitler, Thomas S. Leavitt, Thomas R. Havers and Geoffrey R. Hesslink. Merchants’ compensation program is designed to attract, motivate and retain our NEOs, who are critical to our success, by offering a combination of base salary and annual and long-term incentives that are closely aligned to the annual and long-term performance objectives of Merchants. Please see “Compensation Discussion and Analysis” beginning on page 14 for additional information about our executive compensation programs.

We believe that the effectiveness of our compensation programs is demonstrated by the accomplishments of management over the last fiscal year. Merchants’ reported record profits for 2010 and its returns were at the top of its peer group.

We are asking you to consider the following resolution:

RESOLVED, that the compensation of Merchants’ Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, be approved.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” this proposal.

NON-BINDING RESOLUTION TO SELECT THE FREQUENCY OF A SHAREHOLDER VOTE

TO APPROVE THE COMPENSATION OF

THE CORPORATION’S NAMED EXECUTIVE OFFICERS

(Proposal Number 4)

As required under the Dodd-Frank Act, our Board of Directors is also submitting for shareholder consideration a proposal to determine, on an advisory basis, whether future shareholder advisory votes to approve the compensation paid to our NEOs should be sought either annually, every two years or every three years.

The subject of this proposal is a non-binding advisory resolution. Accordingly, the resolution will not have any binding legal effect and may not be construed as overruling a decision by Merchants or the Board of Directors or to create or imply any change to the fiduciary duties of the Board. However, the Board intends to take the results of the vote on this proposal into account in its decision regarding the frequency with which Merchants submits say-on-pay proposals in the future.

We are asking you to consider the following resolution:

RESOLVED, that a non-binding advisory vote of Merchants’ shareholders to approve the compensation of Merchants’ Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, be held at an annual meeting of shareholders, beginning with the 2011 Annual Meeting of Shareholders, (A) every year, (B) every two years, or (C) every three years.

The Board of Directors values the importance of receiving regular input from our shareholders on important matters such as the compensation of the Corporation’s executive officers. We appreciate the past support and approval of employee incentive programs by our shareholders. Accordingly, as indicated below, the Board of Directors recommends that you vote for a frequency of every year for future shareholder advisory votes to approve the compensation of the Corporation’s NEOs.

The enclosed proxy card gives you four choices on voting on this item. In addition to considering whether future shareholder advisory votes to approve the compensation of Merchants’ NEOs should occur every year, every two years, or every three years, you also have the choice to abstain from voting on this item.

Please note that you are not voting to approve or disapprove the Board’s recommendation on this item.

Recommendation

The Board of Directors unanimously recommends that shareholders vote for a frequency of EVERY YEAR for future shareholder advisory votes to approve the compensation of Merchants’ Named Executive Officers.

RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011

(Proposal Number 5)

The Board of Directors voted at their meeting on February 17, 2011 to approve KPMG LLP as Merchants’ independent registered public accounting firm for 2011.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of KPMG LLP as Merchants’ independent registered public accounting firm for 2011.

Relationship with Independent Registered Public Accounting firm

The Audit Committee has selected the firm of KPMG LLP as Merchants’ independent registered public accounting firm for 2011. We have been advised by KPMG LLP and by the directors themselves that neither it nor any of its members or associates has any relationship with us or our subsidiaries, other than as independent auditors.

Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2010 with our management.

The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed under professional auditing standards.

The Audit Committee has received the written disclosures and the letter required from KPMG LLP by relevant professional and regulatory standards, and has discussed their independence with KPMG LLP.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 and fees billed for other services provided by KPMG LLP during 2010 and 2009.

	2010	2009

Audit fees (1)	$258,000	$227,500
Tax fees (2)	38,900	49,935
Total fees	$296,900	$277,435

____________________

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

Tax fees consisted of fees for tax consultation and preparation compliance services.

KPMG LLP did not render any professional services to us in connection with the design or implementation of financial information systems during the year ended December 31, 2010.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP’s independence.

Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and for filing with the SEC.

Submitted by the Audit Committee

John A. Kane, Chair

Peter A. Bouyea

Karen J. Danaher

Jeffrey L. Davis

Lorilee A. Lawton

Other Matters

We know of no additional matters which are likely to be presented for action at the annual meeting other than the proposals specifically set forth in the notice and referred to in this proxy statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2012 Annual Meeting

Shareholders who desire to submit proposals for the consideration of our shareholders at our 2012 annual meeting of shareholders will be required, pursuant to SEC rules, to deliver any proposal to be included in the proxy statement and form of proxy for the 2012 annual meeting to Merchants on or prior to December 3, 2011. Please forward any shareholder proposals to our corporate secretary at the address indicated below.

A shareholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in our proxy statement described above, must provide notice of such proposal on or before February 16, 2012.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, which includes audited financial statements, has been mailed to all shareholders with this proxy statement and has been filed with the SEC. The 10-K is not to be regarded as proxy soliciting material. Additional copies of the Annual Report on Form 10-K may be obtained by shareholders without charge on written request to our corporate secretary, Lisa Razo, at Merchants Bank, 275 Kennedy Drive, South Burlington, Vermont 05403. The Annual Report on Form 10-K may also be obtained from our webpage at mbvt.com.

By Order of the Board of Directors,

Lisa Razo Corporate Secretary Merchants Bancshares, Inc. 275 Kennedy Drive South Burlington, VT 05403

Appendix A

AMENDED AND RESTATED

MERCHANTS BANCSHARES, INC.

2008 STOCK INCENTIVE PLAN

1.

Purpose.

The purpose of the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan (the “Plan”) is to provide an incentive to certain employees of Merchants Bancshares, Inc. a Delaware corporation (the “Company”), and its subsidiaries, by granting to such employees: (i) incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) options not constituting ISOs (“NQSOs” and collectively with ISOs, “Options”), in either case to acquire common stock, ($.01) par value of the Company (“Stock”) or (iii) shares of Stock subject to restrictions and conditions (“Restricted Stock” and, collectively with Options, “Awards”). Options granted under this Plan may be either ISOs or NQSOs, as determined at the discretion of the Committee (as defined below) and as reflected in the terms of the written option agreements. The Plan was previously known as the Merchants Bancshares, Inc. 2008 Stock Option Plan.

2.

Effective Date and Term of the Plan.

(a)

The Plan, as amended and restated, shall be effective as of January 20, 2011 (the “Effective Date”), subject to subsequent approval, within 12 months of its adoption by the Board of Directors of the Company (the “Board”), by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, applicable requirements under the rules of any stock exchange or automated quotation system on which the Stock may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may not be granted until shareholder approval is obtained.

(b)

Unless sooner terminated, the Plan shall continue in effect from February 21, 2008 until February 20, 2018 (the “Termination Date”). In no event shall any Award be granted after the Termination Date. Awards granted prior to the Termination Date shall remain in effect until their exercise, surrender, cancellation or expiration in accordance with the terms of the written option agreement (an “Option Agreement”) or written restricted stock agreement (a “Restricted Stock Agreement”).

3.

Stock Subject to the Plan.

(a)

Subject to adjustment as provided for in Section 11 below, the aggregate number of shares of Stock (“Shares”) reserved and available to delivery under the Plan shall be 600,000. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Options with respect to no more than 200,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 600,000 shares of the Stock may be issued in the form of ISOs.

(b)

If any Award granted under the Plan expires, terminates or is canceled without having been vested or exercised in full, the number of Shares as to which the Award has not been vested or exercised shall become available for future grants under the Plan.

(c)

Shares available for issuance under the Plan, may be authorized but unissued Shares, Shares held in its treasury, or both.

(d)

Shares issued in connection with Awards shall be fully paid and nonassessable.

(e)

Unless otherwise determined by the Committee, no fractional Share shall be issued or transferred with respect to any Award or upon exercise of an Option under the Plan.

4.

Administration of the Plan.

(a)

Committee. The Plan shall be administered by a Committee of the Board (the “Committee”). The Committee shall initially consist of the entire Board. However, the Board may elect at any time to provide that the Committee shall consist of not less than two members, each of whom shall be a Director who is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) “Independent” within the meaning of the rules of the Nasdaq Stock Market or any other national securities exchange on which the Stock is listed for trading and (iii) an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Committee shall be appointed by, and serve at the pleasure of, the Board.

A—1

(b)

Authority. Subject to the specific limitations and restrictions set forth in the Plan, the Committee shall have the authority: (i) to grant ISOs to employees whom the Committee determines are key to the success of the Company (“Key Employees”); (ii) to grant NQSOs to such employees as the Committee shall select (the grantee of an ISO or NQSO being hereinafter referred to as an “Optionee”); (iii) to grant Restricted Stock to such employees as the Committee shall select; (iv) to make all determinations necessary or desirable for the administration of the Plan including, within any applicable limits specifically set out in the Plan, the number of Shares subject to any Award or that may be purchased under an Option, the price at which an Option may be exercisable, and the period during which an Optionee or grantee of Restricted Stock must remain in the employ of the Company or a subsidiary of the Company prior to the exercise of an Option or vesting of an Award; (iv) to construe the respective Award agreements and the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of the respective Award agreements, which need not be identical, (vii) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, in a manner that the Committee deems necessary or desirable; (viii) to amend any Award granted under the Plan, subject to the provisions of the Plan; (ix) to grant to Optionees in exchange for their surrender of Options, new Options containing such other terms and conditions as the Committee shall determine; and (x) to make other determinations that, in the judgment of the Committee, are necessary or desirable for the administration of the Plan. Any interpretation or decision of the Committee shall be final and conclusive. Nothing in this Section 4(b) shall give the Committee the right to increase the total number of Shares that may be issued in connection with Awards (except as provided in Section 11 below), to extend the term of the Plan, or to extend the period during which an ISO is exercisable beyond ten years from the date of grant thereof. The Committee may delegate to officers of the Company and its subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to grantees subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)

Liability/Protection. The Committee, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee, the Company’s independent auditors or any other consultants or agents assisting in the administration of the Plan. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to serving as a member of the Committee. Service as a member of the Committee shall constitute service as a member of the Board of Directors, so that members of the Committee shall be entitled to indemnification for their service on the Committee to the full extent provided for service as members of the Board of Directors.

5.

Option Grants.

(a)

Option Agreement. The Committee shall have sole authority to grant Options under this Plan. Each Option granted under the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be subject to the terms and conditions of the Plan and may contain additional terms and conditions (which may vary from Optionee to Optionee) not inconsistent with the Plan, as the Committee may deem necessary or desirable. Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements, and amendments thereto, in the name of the Company, but only to the extent consistent with this Plan.

(b)

Exercise Price. The Exercise Price of each Share subject to an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be specified in the Option Agreement. The Exercise Price shall not be less than (i) in the case of a grant of an ISO to a Key Employee who, at the time of the grant, is not a Ten Percent Shareholder, as defined below, one hundred percent (100%) of the fair market value of a Share as determined on the date the Option is granted; (ii) in the case of a grant of an ISO to a Key Employee who, at the time of grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary (a “Ten Percent Shareholder”), one hundred ten percent (110%) of the fair market value of a Share, as determined on the date the Option is granted; or (iii) in the case of a NQSO, the price determined by the Committee, but not less than one hundred percent (100%) of the fair marker value of a Share as determined on the date the Option is granted. The fair market value of the Stock for purposes of determining the Exercise Price shall be determined by the Committee in accordance with any reasonable method of valuation consistent with applicable requirements of Federal tax law, including, as applicable, the provisions of Code Section 422(c)(8). The Exercise Price shall be subject to adjustment in accordance with Section 11 hereof.

A—2

(c)

Number of Shares. Each Option Agreement shall specify the number of Shares which the Optionee may purchase. The aggregate fair market value (determined at the time the Option is granted) of Shares with respect to which an ISOs granted to any Key Employee are to become exercisable for the first time during any calendar year (under the Plan and any other plan of the Company and its subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The application of the limitation set forth in the preceding sentence to any individual Option shall be determined by the Committee subject to applicable rules and regulations under Code Section 422.

(d)

Option Term. The Committee shall determine the length of the Option term, except that no Option term shall extend for a period greater than ten (10) years from the date of grant.

6.

Exercise of Options.

Subject to applicable law and the terms and conditions of the Plan, an Option granted under the Plan shall be exercisable at such time, or times, upon the occurrence of such event or events, for such period or periods, in such amount or amounts, and upon the satisfaction of such terms and conditions including, without limitation, terms and conditions relating to notice of exercise, date the Option is deemed exercised, delivery and transferability of Shares and withholding of taxes, as the Committee shall determine and specify in the Option Agreement. The Committee shall have the authority to allow a form of payment other than cash (such as Stock or the withholding of Shares otherwise deliverable pursuant to an Option) to the extent consistent with applicable requirements of Federal tax law.

7.

Expiration of Options.

The unexercised portion of any Option granted under the Plan shall automatically and without notice expire at the earlier to occur of the following:

(a)

the expiration of ten (10) years from the date on which the Option is granted, or such shorter term as may be specified in the Option Agreement; or

(b)

the expiration of the period specified in the Option Agreement following the termination of the Optionee’s employment with the Company. Anything to the contrary notwithstanding, in the case of an ISO, such Option shall by its terms not be exercisable after the expiration of ten (10) years (or, in the case of an Option granted to a Ten Percent Stockholder, five (5) years) from the date such Option is granted.

8.

Non-Transferability of Options.

(a)

No Option granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent or distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee. Except as otherwise determined by the Committee, any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted above shall be null and void and of no effect, and shall result in the forfeiture of all rights as to such Option.

(b)

The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and state securities laws.

(c)

Notwithstanding any provision of the Plan or the terms of any Option granted pursuant to the Plan, the Company shall not be required to issue any Shares if such issue or transfer would, in the judgment of the Committee, constitute a violation of any state or Federal law or the rules or regulations of any governmental regulatory body or any securities exchange. Each Option may be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration, or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent, or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification.

9.

No Special Rights.

Until an Optionee has made payment of the Exercise Price, has paid or has satisfied any applicable withholding taxes, and has had issued to him a certificate or certificates for the Shares so acquired, the Optionee shall have no rights as a stockholder of the Company with respect to the Stock. No Option granted under the Plan shall confer upon an Optionee any right to continued employment with the Company or its subsidiaries, nor shall it interfere in any way with the right of the Company or its subsidiaries to terminate an Optionee’s employment at any time.

A—3

10.

Restricted Stock Awards.

(a)

Nature of Restricted Stock Awards. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b)

Rights as a Stockholder. Upon the grant of an award of Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Agreement. Unless the Committee shall otherwise determine, uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 10(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

(c)

Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered prior to vesting. Except as may otherwise be provided by the Committee either in the Restricted Stock Agreement or, subject to Section 12 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)

Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Committee either in the Restricted Stock Agreement or, subject to Section 12 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 10(c) above.

11.

Adjustments for Change in Capital Structure and Special Transactions.

(a)

Recapitalization, etc. In the event of a stock dividend, stock split, or recapitalization, or a corporate reorganization in which the Company is a surviving corporation (and the shareholders of the Company prior to such transaction continue to own at least 50% of the capital stock of the Company after such transaction), including without limitation a merger, consolidation, split-up or spin-off, or a liquidation, or distribution of securities or assets other than cash dividends (a “Restructuring Event”), the number or kinds of Shares subject to the Plan or to any Award previously granted, and the Exercise Price, shall be adjusted proportionately by the Committee to reflect such Restructuring Event. For example, in the case of a two for one stock split, the number of Shares issuable upon exercise of an option would be doubled and the exercise price of such option would be decreased by one half.

A—4

(b)

Special Transactions. In the event of a merger, consolidation, or other form of reorganization of the Company with or into another corporation (other than a merger, consolidation, or other form of reorganization in which the Company is the surviving corporation and the shareholders of the Company prior to such transaction continue to own at least 50% of the capital stock of the Company after such transaction), a sale or transfer of all or substantially all of the assets of the Company or a tender or exchange offer made by any corporation, person or entity (other than an offer made by the Company), all Options held by any Optionee shall be fully vested and exercisable by the Optionee and the restrictions of all Awards of Restricted Stock with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of such transaction, and all Awards of Restricted Stock with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with any such transaction in the Committee’s discretion. Furthermore, the Committee, either before or after the merger, consolidation or other form of reorganization, may take such action as it determines in its sole discretion with respect to the number or kinds of Shares subject to the Plan or any Award under the Plan. Such action by the Committee may include (but shall not be limited to) the following:

(i)

permitting an Optionee at any time during such period as the Committee shall prescribe in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof), to the Company in exchange for a cash payment in an amount and in a manner determined by the Committee; or

(ii)

requiring an Optionee or other grantee, at any time in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option or Restricted Stock (or any portion thereof) to the Company (A) in exchange for a cash payment as described in clause (i) above, or (B) in exchange for a substitute Option or other applicable award issued by the corporation surviving such merger, consolidation or other form of reorganization (or an affiliate of such corporation), or the corporation acquiring such assets (or an affiliate of such corporation), which the Committee, in its sole discretion, determines to have a value substantially equivalent to the value of the Option or Restricted Stock surrendered.

12.

Amendment, Suspension, or Termination of the Plan.

The Committee may at any time amend, suspend, or terminate any and all parts of the Plan, any Award granted under the Plan, or both in such respects as the Committee shall deem necessary or desirable, except that no such action may be taken which would impair the rights of any grantee with respect to any Award previously granted under the Plan without the grantee’s consent.

13.

Governing Law.

The Plan shall be governed by the laws of the State of Vermont without regard to the principles of conflict of laws. In case any one or more of the provisions contained herein are for any reason deemed to be invalid, illegal or unenforceable in any respect by a judicial body, such illegality, invalidity or unenforceability shall not effect any other provision of this Plan, and this Plan shall be construed as if such invalid, unenforceable or illegal provision had never been contained herein.

14.

References.

In the event of a grantee’s or Optionee’s death or a judicial determination of his physical or mental incompetence, reference in the Plan to the grantee or Optionee (as applicable) or shall be deemed, where appropriate, to refer to his beneficiary or his legal representative.

15.

Exemptions from Section 16(b) Liability.

It is the intent of the Company that the grant of Awards to a grantee who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such grantee). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Optionee shall avoid liability under Section 16(b).

A—5

16.

Code Section 409A.

If and to the extent that the Committee believes that any Award may constitute a “nonqualified deferred compensation plan” under Code Section 409A, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and those provisions (and /or the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Code Section 409A, and the Committee, in its sole discretion and without the consent of any Optionee, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines necessary or appropriate to comply with the applicable requirements of Section 409A of the Code.

A—6

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

May 3, 2011

10:00 a.m. E.T.

ECHO Lake Aquarium and Science Center

One College Street

Burlington, VT 05401

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20430304030000000000 8	050311

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
MERCHANTS BANCSHARES, INC. 2008 STOCK INCENTIVE PLAN, 3. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 4. FOR A FREQUENCY OF “1 YEAR” FOR FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 5. “FOR” THE RATIFICATION OF KPMG LLP AS MERCHANTS’ REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect four directors, each of whom will serve for a three-year term;					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Robert A. Skiff O Lorilee A. Lawton	2. To ratify and approve the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan;		☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O John A. Kane	3. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;		☐	☐	☐
☐	FOR ALL EXCEPT			1 year	2 years	3 years	ABSTAIN
	(See instructions below)		4. To consider a non-binding resolution to select the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers;	☐	☐	☐	☐
					FOR	AGAINST	ABSTAIN

5.

To ratify KPMG LLP as Merchants’ registered public accounting firm for 2011;

6.

To transact any other business as may properly come before the meeting or any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

					☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
May 3, 2011

10:00 a.m. E.T.

ECHO Lake Aquarium and Science Center

One College Street

Burlington, VT 05401

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and folllow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

■	20430304030000000000 8	050311

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
MERCHANTS BANCSHARES, INC. 2008 STOCK INCENTIVE PLAN, 3. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 4. FOR A FREQUENCY OF “1 YEAR” FOR FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 5. “FOR” THE RATIFICATION OF KPMG LLP AS MERCHANTS’ REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors;					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Robert A. Skiff O Lorilee A. Lawton	2. To ratify and approve the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan;		☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O John A. Kane	3. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;		☐	☐	☐
☐	FOR ALL EXCEPT			1 year	2 years	3 years	ABSTAIN
	(See instructions below)		4. To consider a non-binding resolution to select the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers;	☐	☐	☐	☐
					FOR	AGAINST	ABSTAIN

5.

To ratify KPMG LLP as Merchants’ registered public accounting firm for 2011;

6.

To transact any other business as may properly come before the meeting or any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

					☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 3, 2011

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to represent and to vote all the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of business on March 4, 2011 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 3, 2011 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors, FOR the approval of the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, for a frequency of 1 YEAR for the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers, FOR the ratification of KPMG LLP as Merchants’ registered public accounting firm for 2011, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k

May 3, 2011

10:00 a.m. E.T.

ECHO Lake Aquarium and Science Center

One College Street

Burlington, VT 05401

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20430304030000000000 8	050311

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
MERCHANTS BANCSHARES, INC. 2008 STOCK INCENTIVE PLAN, 3. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 4. FOR A FREQUENCY OF “1 YEAR” FOR FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 5. “FOR” THE RATIFICATION OF KPMG LLP AS MERCHANTS’ REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect four directors, each of whom will serve for a three-year term;					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Robert A. Skiff O Lorilee A. Lawton	2. To ratify and approve the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan;		☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O John A. Kane	3. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;		☐	☐	☐
☐	FOR ALL EXCEPT			1 year	2 years	3 years	ABSTAIN
	(See instructions below)		4. To consider a non-binding resolution to select the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers;	☐	☐	☐	☐
					FOR	AGAINST	ABSTAIN

5.

To ratify KPMG LLP as Merchants’ registered public accounting firm for 2011;

6.

To transact any other business as may properly come before the meeting or any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

					☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
401-k

May 3, 2011

10:00 a.m. E.T.

ECHO Lake Aquarium and Science Center

One College Street

Burlington, VT 05401

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and folllow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF DIRECTORS, 2. “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
MERCHANTS BANCSHARES, INC. 2008 STOCK INCENTIVE PLAN, 3. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 4. FOR A FREQUENCY OF “1 YEAR” FOR FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF
MERCHANTS NAMED EXECUTIVE OFFICERS, 5. “FOR” THE RATIFICATION OF KPMG LLP AS MERCHANTS’ REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors;					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Michael G. Furlong O Robert A. Skiff O Lorilee A. Lawton	2. To ratify and approve the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan;		☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O John A. Kane	3. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;		☐	☐	☐
☐	FOR ALL EXCEPT			1 year	2 years	3 years	ABSTAIN
	(See instructions below)		4. To consider a non-binding resolution to select the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers;	☐	☐	☐	☐
					FOR	AGAINST	ABSTAIN

5.

To ratify KPMG LLP as Merchants’ registered public accounting firm for 2011;

6.

To transact any other business as may properly come before the meeting or any adjournments of the meeting.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

					☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 3, 2011

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to represent and to vote all of the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of businesss on March 4, 2011 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 3, 2011 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors, FOR the approval of the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, for a frequency of 1 YEAR for the frequency of future shareholder votes to approve the compensation of Merchants’ named executive officers, FOR the ratification of KPMG LLP as Merchants’ registered public accounting firm for 2011, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement. This proxy may be revoked at any time.

COMMENTS:

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